STATEMENT OF ADDITIONAL INFORMATION

                  INDIVIDUAL FLEXIBLE PURCHASE PAYMENT DEFERRED
                       VARIABLE AND FIXED ANNUITY CONTRACT

                                    ISSUED BY

                             FSL SEPARATE ACCOUNT M

                                       AND

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                                 April 30, 2004


This is not a prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus dated April 30, 2004 for the Individual Flexible Purchase Payment Deferred Variable and Fixed Annuity Contract which is described herein.

The Prospectus concisely sets forth information that a prospective investor ought to know before investing. For a copy of the Prospectus call or write the Company at: 3130 Broadway, Kansas City, MO 64111-2406, (800) 648-8624.



                                TABLE OF CONTENTS
                                                                         Page
COMPANY.................................................................  3

INDEPENDENT ACCOUNTANTS.................................................  3

LEGAL OPINIONS..........................................................  3

DISTRIBUTION............................................................  3
     Reduction of the Surrender Charge..................................  3

CALCULATION OF PERFORMANCE INFORMATION..................................  4
     Total Return.......................................................  4
     Historical Unit Values.............................................  5
     Reporting Agencies.................................................  5
     Performance Information............................................  6

FEDERAL TAX STATUS......................................................  7
     General............................................................  7
     Diversification....................................................  8
     Owner Control......................................................  8
     Multiple Contracts.................................................  9
     Partial 1035 Exchanges.............................................  9
     Contracts Owned by Other than Natural Persons......................  9
     Tax Treatment of Assignments....................................... 10
     Gifting a Contract................................................. 10
     Death Benefits..................................................... 10
     Income Tax Withholding............................................. 10
     Tax Treatment of Withdrawals - Non-Qualified Contracts............. 11
     Withdrawals - Investment Adviser Fees.............................. 11
     Delayed Annuity Payments........................................... 12
     Qualified Plans.................................................... 12
     Tax Treatment of Withdrawals - Qualified Contracts................. 15
     Required Distributions............................................. 16
     Tax-Sheltered Annuities - Withdrawal Limitations................... 16

ANNUITY PROVISIONS...................................................... 17
     Variable Annuity................................................... 17
     Fixed Annuity...................................................... 17
     Annuity Unit....................................................... 17
     Net Investment Factor.............................................. 18
     Expense Guarantee.................................................. 18

FINANCIAL STATEMENTS.................................................... 18


                                     COMPANY

Fidelity Security Life Insurance Company (the "Company") was originally incorporated on January 17, 1969, as a Missouri corporation. The Company presently is licensed to do business in the District of Columbia and all states except New York, where it is only admitted as a reinsurer.

The Company is a Kansas City-based stock company with $4.11 billion of life insurance in force and in excess of $402 million in assets. It provides life and health insurance, retirement plans, and related financial services to individuals and groups.


                             INDEPENDENT ACCOUNTANTS

The statutory basis financial statements of Fidelity Security Life Insurance Company as of and for the year ended December 31, 2003, prepared in conformity with statutory accounting requirements, and the statement of net assets of FSL
Separate Account M as of December 31, 2003, and the related statements of operations and changes in net assets for the year then ended have been included herein and in this Registration Statement in reliance upon the reports of KPMG LLP, independent accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.


                                 LEGAL OPINIONS

Blazzard, Grodd & Hasenauer, P.C., Westport, Connecticut and Pompano Beach, Florida, has provided advice on certain matters relating to the federal securities and income tax laws in connection with the Contracts.


                                  DISTRIBUTION

National Pension and Group Consultants, Inc. ("NPGC") acts as the distributor. NPGC is an affiliate of the Company. The offering is on a continuous basis.

Reduction of the Surrender Charge. The amount of the Surrender Charge on the Contracts may be reduced or eliminated when sales of the Contracts are made to individuals or to a group of individuals in a manner that results in savings of sales expenses. The entitlement to reduction of the Surrender Charge will be determined by the Company after examination of all the relevant factors such as:

1. The size and type of group to which sales are to be made. Generally, the sales expenses for a larger group are less than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts.

2. The total amount of purchase payments to be received. Per Contract sales expenses are likely to be less on larger purchase payments than on smaller ones.

3. Any prior or existing relationship with the Company. Per Contract sales expenses are likely to be less when there is a prior existing relationship because of the likelihood of implementing the Contract with fewer sales contacts.

4. Other circumstances, of which the Company is not presently aware, which could result in reduced sales expenses.

If, after consideration of the foregoing factors, the Company determines that there will be a reduction in sales expenses, the Company may provide for a reduction of the Surrender Charge.

The Surrender Charge may be eliminated when the Contracts are issued to an officer, director or employee of the Company or any of its affiliates.

In no event will any reduction or elimination of the Surrender Charge be permitted where the reduction or elimination will be unfairly discriminatory to any person.


                     CALCULATION OF PERFORMANCE INFORMATION

Total Return. From time to time, the Company may advertise performance data. Such data will show the percentage change in the value of an Accumulation Unit based on the performance of an investment option over a period of time, usually a calendar year, determined by dividing the increase (decrease) in value for that unit by the Accumulation Unit value at the beginning of the period.

Any such advertisement will include total return figures for the time periods indicated in the advertisement. Such total return figures will reflect the deduction of a .90% or 1.50% (depending on the contract value or the type of purchase payment) Product Expense Charge, the expenses for the underlying investment option being advertised and any applicable Surrender Charges.

The hypothetical value of a contract purchased for the time periods described in the advertisement will be determined by using the actual Accumulation Unit values for an initial $1,000 purchase payment, and deducting any applicable Surrender Charge to arrive at the ending hypothetical value. The average annual total return is then determined by computing the fixed interest rate that a $1,000 purchase payment would have to earn annually, compounded annually, to grow to the hypothetical value at the end of the time periods described. The formula used in these calculations is:


                          n
                 P (1 + T)     = ERV

Where:

   P =        a hypothetical initial payment of $1,000
   T =        average annual total return
   n =        number of years
   ERV=       ending redeemable value at the end of the time periods used (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the time periods used.

The Company may also advertise performance data which will be calculated in the same manner as described above but which will not reflect the deduction of any Surrender Charge. The deduction of any Surrender Charge would reduce any percentage increase or make greater any percentage decrease.

Owners should note that the investment results of each investment option will fluctuate over time, and any presentation of the investment option's total return for any period should not be considered as a representation of what an investment may earn or what an owner's total return may be in any future period.

Historical Unit Values. The Company may also show historical Accumulation Unit values in certain advertisements containing illustrations. These illustrations will be based on actual Accumulation Unit values.

In addition, the Company may distribute sales literature which compares the percentage change in Accumulation Unit values for any of the investment options against established market indices such as the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average or other management investment companies which have investment objectives similar to the investment option being compared. The Standard & Poor's 500 Composite Stock Price Index is an unmanaged, unweighted average of 500 stocks, the majority of which are listed on the New York Stock Exchange. The Dow Jones Industrial Average is an unmanaged, weighted average of thirty blue chip industrial corporations listed on the New York Stock Exchange. Both the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average assume quarterly reinvestment of dividends.

Reporting Agencies. The Company may also distribute sales literature which compares the performance of the Accumulation Unit values of the Contracts with the unit values of variable annuities issued by other insurance companies. Such information will be derived from the Lipper Variable Insurance Products Performance Analysis Service, the VARDS Report or from Morningstar.

The Lipper Variable Insurance Products Performance Analysis Service is published by Lipper Analytical Services, Inc., a publisher of statistical data which currently tracks the performance of almost 4,000 investment companies. The rankings compiled by Lipper may or may not reflect the deduction of asset-based insurance charges. The Company's sales literature utilizing these rankings will indicate whether or not such charges have been deducted. Where the charges have not been deducted, the sales literature will indicate that if the charges had been deducted, the ranking might have been lower.

The VARDS Report is a monthly variable annuity industry analysis compiled by Variable Annuity Research & Data Service of Roswell, Georgia and published by Financial Planning Resources, Inc. The VARDS rankings may or may not reflect the deduction of asset-based insurance charges. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking may address the question as to which funds provide the highest total return with the least amount of risk. Other ranking services may be used as sources of performance comparison, such as CDA/Weisenberger.

Morningstar rates a variable annuity against its peers with similar investment objectives. Morningstar does not rate any variable annuity that has less than three years of performance data.

Performance Information. The Accumulation Units invest in the portfolios of Investors Mark Series Fund, Inc. and Janus Aspen Series (prior to March 21, 2003 these Accumulation Units invested in Berger Institutional Products Trust). The Separate Account has commenced operations relatively recently. The portfolios have been in existence for some time and consequently have an investment performance history. In order to demonstrate how the investment experience of these portfolios affects Accumulation Unit values, performance information may be developed. The information will be based upon the historical experience of the portfolios for the periods shown.

Future performance of the portfolios will vary and the results shown are not necessarily representative of future results. Performance for periods ending after those shown may vary substantially from the examples shown. The performance of the portfolios is calculated for a specified period of time by assuming an initial purchase payment of $1,000 allocated to the portfolio.

Performance figures for the Accumulation Units will reflect the Product Expense Charges as well as the portfolio expenses. There are also performance figures for the Accumulation Units which reflect the Product Expense Charges, the portfolio expenses, and assume that you make a surrender at the end of the period and therefore the Surrender Charge is reflected. The percentage increases (decreases) are determined by subtracting the initial purchase payment from the ending value and dividing the remainder by the beginning value. The performance may also show figures when no surrender is assumed.


                               FEDERAL TAX STATUS

NOTE: The following description is based upon the Company's understanding of current federal income tax law applicable to annuities in general. The Company cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. The Company does not guarantee the tax status of the contracts. Purchasers bear the complete risk that the contracts may not be treated as "annuity contracts" under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

General. Section 72 of the Code governs taxation of annuities in general. An Owner is not taxed on increases in the value of a Contract until distribution occurs, either in the form of a lump sum payment or as annuity payments under the Annuity Option selected. For a lump sum payment received as a total withdrawal (total surrender), the recipient is taxed on the portion of the payment that exceeds the cost basis of the Contract. For Non-Qualified Contracts, this cost basis is generally the purchase payments, while for Qualified Contracts there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates.

For annuity payments, a portion of each payment in excess of an exclusion amount is includable in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of Qualified Plans there may be no cost basis in the Contract within the meaning of
Section 72 of the Code. If after the annuity date, annuity payments cease because of the death of the annuitant, any unrecovered investment in the contract shall be allowed as a deduction to the annuitant for his last taxable year. Unrecovered investment in the contract is the investment in the contract on the annuity date reduced by the amounts received after the annuity date which were excludable from taxable income. Owners, Annuitants and Beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company, and its operations form a part of the Company.

Diversification. Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"), adequately diversified. Disqualification of the Contract as an annuity contract would result in the imposition of federal income tax to the Owner with respect to earnings allocable to the Contract prior to the receipt of payments under the Contract. The Code contains a safe harbor provision which provides that annuity contracts such as the Contract meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

On March 2, 1989, the Treasury Department issued Regulations (Treas. Reg. 1.817-5), which established diversification requirements for the investment options underlying variable contracts such as the Contract. The Regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment option will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the option is represented by any one investment; (2) no more than 70% of the value of the total assets of the option is represented by any two investments; (3) no more than 80% of the value of the total assets of the option is represented by any three investments; and (4) no more than 90% of the value of the total assets of the option is represented by any four investments.

The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

The Company intends that all investment options underlying the Contracts will be managed in such a manner as to comply with these diversification requirements.

Owner Control. Neither the Code nor the Internal Revenue Service Regulations issued to date provide guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, and not Fidelity Security, would be considered the owner of the shares of the investment options. However, the IRS has indicated in rulings that investment decisions regarding the underlying investments must be made in the sole discretion of Fidelity Security and the manager of the underlying investments, no arrangement may exist between a contract owner and Fidelity Security regarding specific investments or investment objectives for the underlying investments and a contract owner may not communicate with the underlying investment manager or Fidelity Security regarding the selection, quality or rate of return of the underlying investments. If you are considered the owner of the shares, it will result in the loss of the favorable tax treatment for the Contract. It remains unclear to what extent under federal tax law owners are permitted to make transfers among the investment options or the number and type of investment options owners may select from without being considered the owner of the shares. If any guidance is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the Owner of the Contract, could be treated as the Owner of the investment portfolios.

Due to the uncertainty in this area, the Company reserves the right to modify the Contract in an attempt to maintain favorable tax treatment.

Multiple Contracts. The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a Section 1035 exchange will be considered issued in the year of the exchange. Owners should consult a tax adviser prior to purchasing more than one non-qualified annuity contract in any calendar year.

Partial 1035 Exchanges. Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract. The IRS has also ruled that a partial exchange of an annuity contract, whereby a portion of an annuity contract is directly transferred into another annuity contract, would also quality as a non-taxable exchange. However, the IRS has expressed concern that partial exchanges could be used to avoid tax that would otherwise be imposed on withdrawals from an annuity contract. The IRS has indicated that pending issuance of final regulations, it will consider all the facts and circumstances to determine whether a partial exchange and a subsequent withdrawal from either of the annuity contracts within 24 months of the date of the partial exchange should result in the contracts being treated as a single contract for purposes of determining the tax treatment of the withdrawal. A contract owner may avoid this result by demonstrating that a life event such as disability, divorce or unemployment occurred between the partial exchange and the withdrawal and that the withdrawal was not contemplated at the time of the partial exchange. Due to continuing uncertainty in this area, Owners should consult their own tax advisers prior to entering into a partial exchange of an annuity contract.

Contracts Owned by Other Than Natural Persons. Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

Tax Treatment of Assignments. Any transfer, assignment or pledge of a Contract may be a taxable event. You should therefore consult competent tax advisers should you wish to transfer, assign or pledge your Contract.

If the Contract is issued for use under a Qualified Plan, it may not be assigned, pledged or otherwise transferred except as allowed under applicable law.

Gifting a Contract. If you transfer ownership of your Contract to a person other than your spouse or former spouse incident to divorce, and receive payment less than the Contract's value, you will be liable for the tax on the Contract's value above your purchase payments not previously withdrawn. The new Contract owner's purchase payments (basis) in the Contract will be increased to reflect the amount included in your taxable income.

Death Benefits. Any death benefits paid under the Contract are taxable to the beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or as annuity payments. Estate taxes may also apply.

Certain death benefits for use with a Qualified Contract may be considered by the Internal Revenue Service as "incidental death benefits." The Code imposes limits on the amount of incidental death benefits allowable for Qualified Contracts, and if the death benefits selected by you are considered to exceed such limits, the provision of such benefits could result in currently taxable income to the owners of the Qualified Contracts. Furthermore, the Code provides that the assets of an IRA (including Roth IRAs) may not be invested in life insurance, but may provide in the case of death during the accumulation phase for a death benefit equal to the greater of purchase payments or account value. The contract offers death benefits which may exceed the greater of purchase payments or account (contract) value. If these death benefits are determined by the Internal Revenue Service as providing life insurance, the contract may not qualify as an IRA (including Roth IRAs), which may result in the immediate taxation of amounts held in the contract and the imposition of penalty taxes. You should consult your tax adviser regarding these features and benefits prior to purchasing a Contract.

Income Tax Withholding. All distributions or the portion thereof which is includible in the gross income of the Owner are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the Owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate. Taxable distributions made to nonresident aliens will generally be subject to a 30% withholding rate unless a lower tax treaty rate applies to such person.

When all or part of an annuity contract or a death benefit under the contract is transferred or paid to an individual two or more generations younger than the Owner, a generation-skipping transfer tax may be owed. Under certain circumstances, Federal tax law may require the company to withhold the tax from the contract and pay it directly to the Internal Revenue Service.

Certain distributions from retirement plans qualified under Code Section 401, Code Section 403(b) or from a Code Section 457 governmental plan, which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to: a) a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated beneficiary or for a specified period of 10 years or more; or b) distributions which are required minimum distributions; or c) the portion of the distributions not includable in gross income (i.e. returns of after-tax contributions); or d) hardship distributions. Participants should consult their own tax counsel or other tax adviser regarding withholding requirements.

Tax Treatment of Withdrawals - Non-Qualified Contracts. Section 72 of the Code governs treatment of distributions from annuity contracts. It provides that if the Contract Value exceeds the aggregate purchase payments made, any amount withdrawn will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal. Withdrawn earnings are includable in gross income. It further provides that a ten percent (10%) penalty will apply to the income portion of any premature distribution. However, the penalty is not imposed on amounts received: (a) after the taxpayer reaches age 59 1/2; (b) after the death of the Owner; (c) if the taxpayer is totally disabled (for this purpose disability is as defined in Section 72(m)(7) of the Code); (d) in a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his or her Beneficiary; (e) under an immediate annuity; or (f) which are allocable to purchase payments made prior to August 14, 1982.

With respect to (d) above, if the series of substantially equal periodic payments is modified (unless under permitted exceptions) before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception plus interest for the tax years in which the exception was used.

The above information does not apply to Qualified Contracts. However, separate tax withdrawal penalties and restrictions may apply to such Qualified Contracts. (See "Tax Treatment of Withdrawals - Qualified Contracts" below.)

Withdrawals - Investment Adviser Fees. The Internal Revenue Service has, through a series of Private Letter Rulings, held that the payment of investment adviser fees from an IRA or Tax-Sheltered Annuity is permissible under certain circumstances and will not be considered a distribution for income tax purposes. The Rulings require that in order to receive this favorable tax treatment, the annuity contract must, under a written agreement, be solely liable (not jointly with the Contract Owner) for payment of the adviser's fee and the fee must actually be paid from the annuity contract to the adviser. Withdrawals from Non-Qualified Contracts for the payment of investment adviser fees will be considered taxable distributions from the Contract.

Delayed Annuity Payments. Although there is no guidance in the Federal tax law as to when annuity payments must commence under a non-qualified contract, the Internal Revenue Service could take the position that if annuity payments do not begin or are not scheduled to begin until an advanced age, such as after age 85, then the contract should not be treated as an annuity contract for Federal tax purposes. If such was to occur, then the income under the Contract could become currently taxable to the Owner.

Qualified Plans. The Contracts offered herein are designed to be suitable for use under various types of Qualified Plans. Taxation of participants in each Qualified Plan varies with the type of plan and terms and conditions of each specific plan. Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified Plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the Contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into the Company's administrative procedures. The Company is not bound by the terms and conditions of such plans to the extent such terms conflict with the terms of a Contract, unless the Company specifically consents to be bound. Owners, Annuitants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law.

A Qualified Contract will not provide any necessary or additional tax deferral if it is used to fund a Qualified Plan that is tax deferred. However, the Contract has features and benefits other than tax deferral that may make it an appropriate investment for a Qualified Plan. Following are general descriptions of the types of Qualified Plans with which the Contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding Qualified Plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a Contract issued under a Qualified Plan.

Contracts issued pursuant to Qualified Plans include special provisions restricting Contract provisions that may otherwise be available as described herein. Generally, Contracts issued pursuant to Qualified Plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from Qualified Contracts. (See "Tax Treatment of Withdrawals - Qualified Contracts" below.)

On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The Contracts sold by the Company in connection with certain Qualified Plans will utilize annuity tables which do not differentiate on the basis of sex. Such annuity tables will also be available for use in connection with certain non-qualified deferred compensation plans.

A.       Tax-Sheltered Annuities

Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, educational and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the Contracts for the benefit of their employees. Such contributions are not includable in the gross income of the employees until the employees receive distributions from the Contracts. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. (See "Tax Treatment of Withdrawals - Qualified Contracts" and "Tax-Sheltered Annuities - Withdrawal Limitations" below.) Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment.

B.       Individual Retirement Annuities

Section 408(b) f the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's taxable income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. (See "Tax Treatment of Withdrawals - Qualified Contracts" below.) Under certain conditions, distributions from other IRAs and other Qualified Plans may be rolled over or transferred on a tax-deferred basis into an IRA. Sales of Contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of Contracts to be qualified as Individual Retirement Annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.

         Roth IRAs.

Section 408A of the Code provides that certain individuals may purchase a type of non-deductible IRA, known as a Roth IRA. Purchase payments for a Roth IRA are not deductible from taxable income.

Qualified distributions from Roth IRAs are free from federal income tax. A qualified distribution requires that an individual has held the Roth IRA for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on the individual's death or disability, or as a qualified first-time home purchase, subject to a $10,000 lifetime maximum, for the individual, a spouse, child, grandchild, or ancestor. Any distribution which is not a qualified distribution is taxable to the extent of earnings in the distribution. Distributions are treated as made from contributions first and therefore no distributions are taxable until distributions exceed the amount of contributions to the Roth IRA. The 10% penalty tax and the regular IRA exceptions to the 10% penalty tax apply to taxable distributions from a Roth IRA.

Amounts may be rolled over from one Roth IRA to another Roth IRA. Furthermore, certain eligible individuals may make a rollover contribution from a non-Roth IRA to a Roth IRA. The individual must pay tax on any portion of the IRA being rolled over that represents income or a previously deductible IRA contribution.

Purchasers of Contracts to be qualified as a Roth IRA should obtain competent tax advice as to the tax treatment and suitability of such an investment.

C.       Pension And Profit-Sharing Plans

Sections 401(a) and 401(k) of the Code permit employers, including self-employed individuals, to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the Contracts to provide benefits under the Plan. Contributions to the Plan for the benefit of employees will not be includable in the gross income of the employees until distributed from the Plan. The tax consequences to participants may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all Plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See "Tax Treatment of Withdrawals - Qualified Contracts" below.) Purchasers of Contracts for use with Pension or Profit Sharing Plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

D. Government And Tax-Exempt Organization's Deferred Compensation Plan Under Section 457

Employees and independent contractors performing services for state and local governments and other tax-exempt organizations may participate in Deferred Compensation Plans under Section 457 of the Code. The amounts deferred under a Plan which meets the requirements of Section 457 of the Code are not taxable as income to the participant until paid or otherwise made available to the participant or beneficiary. There are limitations on the maximum amount which may be deferred in any one year and in limited circumstances, the plan may provide for additional catch-up contributions. Furthermore, the Code provides additional requirements and restrictions regarding eligibility and distributions.

All of the assets and income of a Plan established by a governmental employer after August 20, 1996, must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, custodial accounts and certain annuity contracts are treated as trusts. Plans that were in existence on August 20, 1996 may be amended to satisfy the trust and exclusive benefit requirements any time prior to January 1, 1999, and must be amended not later than that date to continue to receive favorable tax treatment. The requirement of a trust does not apply to amounts under a Plan of a tax exempt (non-governmental) employer. In addition, the requirement of a trust does not apply to amounts under a Plan of a governmental employer if the Plan is not an eligible plan within the meaning of Section 457(b) of the Code. In the absence of such a trust, amounts under the plan will be subject to the claims of the employer's general creditors.

In general, distributions from a Plan are prohibited under Section 457 of the Code unless made after the participating employee:

o        attains the age 70 1/2,
o        has a severance from employment,
o        dies, or
o        suffers an unforeseeable financial emergency as defined in the Code.

Tax Treatment of Withdrawals - Qualified Contracts. In the case of a withdrawal under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the individual's cost basis to the individual's total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a Qualified Contract. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including Contracts issued and qualified under Code Sections 401 (Pension and Profit-Sharing Plans), 403(b)(Tax-Sheltered Annuities) and 408 and 408A (Individual Retirement Annuities). To the extent amounts are not includable in gross income because they have been rolled over to an IRA or to another eligible Qualified Plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the Owner or Annuitant (as applicable) reaches age 59 1/2; (b) distributions following the death or disability of the Owner or Annuitant (as applicable) (for this purpose disability is as defined in Section 72(m)(7) of the Code); (c) after separation from service, distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the Owner or Annuitant (as applicable) or the joint lives (or joint life expectancies) of such Owner or Annuitant (as applicable) and his or her designated Beneficiary; (d) distributions to an Owner or Annuitant (as applicable) who has separated from service after he has attained age 55; (e) distributions made to the Owner or Annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code
Section 213 to the Owner or Annuitant (as applicable) for amounts paid during the taxable year for medical care; (f) distributions made to an alternate payee pursuant to a qualified domestic relations order; (g) distributions made on account of an IRS levy upon the Qualified Contract; (h) distributions from an Individual Retirement Annuity for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the Owner or Annuitant (as applicable) and his or her spouse and dependents if the Owner or Annuitant (as applicable) has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the Owner or Annuitant (as applicable) has been re-employed for at least 60 days); (i) distributions from an Individual Retirement Annuity made to the Owner or Annuitant (as applicable) to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) of the Owner or Annuitant (as applicable) for the taxable year; and (j) distributions from an Individual Retirement Annuity made to the Owner or Annuitant (as applicable) which are qualified first-time home buyer distributions (as defined in Section 72(t)(8) of the Code.)

The exceptions stated in (d) and (f) above do not apply in the case of an Individual Retirement Annuity. The exception stated in (c) above applies to an Individual Retirement Annuity without the requirement that there be a separation from service.

With respect to (c) above, if the series of substantially equal periodic payments is modified (unless under permitted exceptions) before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception plus interest for the tax years in which the exception was used. The 10% penalty also applies to a distribution from a Code Section 457 governmental plan if the distribution is attributable to an amount transferred to the Code
Section 457 plan from an IRA, 403(b), pension or profit sharing plan unless one of the exceptions above applies.

Required Distributions. Generally, distributions from a qualified plan must begin no later than April 1st of the calendar year following the later of (a) the year in which the employee attains age 70 1/2 or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to an Individual Retirement Annuity. Required distributions must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed. There are no required distributions from a Roth IRA prior to the death of the owner.

The Internal Revenue Service has issued new regulations regarding required minimum distributions from qualified plans. These new rules generally became effective January 1, 2002. One of the new regulations, which is not currently in effect, requires that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional or additional death or disability benefits as may be offered under your contract. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. We are currently waiting further clarification from the IRS on this regulation, including how the value of such benefits is determined and when the regulation will become effective. You should discuss the affect of these new regulations with your tax advisor. If you are required to take distributions from your qualified plan, you should consult with your qualified plan sponsor and tax adviser to determine that your distributions comply with these rules.

Tax-Sheltered Annuities - Withdrawal Limitations. The Code limits the withdrawal of amounts attributable to contributions made pursuant to a salary reduction agreement (as defined in Section 403(b)(11) of the Code) to circumstances only when the Owner: (1) attains age 59 1/2; (2) has a severance from employment; (3) dies; (4) becomes disabled (within the meaning of Section 72(m)(7) of the Code); or (5) in the case of hardship. However, withdrawals for hardship are restricted to the portion of the Owner's Contract Value which represents contributions made by the Owner and does not include any investment results. The limitations on withdrawals became effective on January 1, 1989 and apply only to salary reduction contributions made after December 31, 1988, to income attributable to such contributions and to income attributable to amounts held as of December 31, 1988. The limitations on withdrawals do not affect transfers between Tax-Sheltered Annuity Plans. Owners should consult their own tax counsel or other tax adviser regarding any distributions.


                               ANNUITY PROVISIONS

Variable Annuity. A variable annuity is an annuity with payments which: (1) are not predetermined as to dollar amount; and (2) will vary in amount with the net investment results of the applicable investment option(s) of the Separate Account. At the annuity calculation date, the contract value in each investment option will be applied to the applicable annuity tables. The annuity table used will depend upon the annuity option chosen. The dollar amount of Annuity Payments after the first is determined as follows:

(1) the dollar amount of the first annuity payment is divided by the value of an annuity unit as of the annuity calculation date. This establishes the number of annuity units for each monthly payment. The number of annuity units remains fixed during the annuity payment period.

(2) the fixed number of annuity units per payment in each Subaccount is multiplied by the annuity unit value as of the annuity calculation date. This result is the dollar amount of the payment.

The total dollar amount of each variable annuity payment is the sum of all investment option variable annuity payments.

The Company determines the amount of variable annuity payments, including the first, no more than ten (10) business days prior to the payment date. The payment date must be the same day each month as the date selected for the annuity date, i.e. the first or the fifteenth.

Fixed Annuity. A fixed annuity is a series of payments made during the annuity period which are guaranteed as to dollar amount by the Company and do not vary with the investment experience of the Separate Account. The general account value as of the annuity calculation date will be used to determine the fixed annuity monthly payment. The first monthly annuity payment will be based upon the annuity option elected and the appropriate annuity option table. Fixed annuity payments will remain level.

Annuity Unit. The value of an annuity unit for each investment option was arbitrarily set initially at $10. This was done when the first investment option shares were purchased. The investment option annuity unit value for any business day is determined by multiplying the investment option annuity unit value for the immediately preceding business day by the product of (a) the Net Investment Factor for the business day for which the annuity unit value is being calculated, and (b) 0.999919.

Net Investment Factor. The Net Investment Factor for any investment option for any business day is determined by dividing:

(a) the accumulation unit value as of the close of the current business day, by

(b) the accumulation unit value as of the close of the immediately preceding business day.

The Net Investment Factor may be greater or less than one, as the annuity unit value may increase or decrease.

Expense Guarantee. The Company guarantees that the dollar amount of each annuity payment after the first annuity payment will not be affected by variations in actual mortality or expense experience.


                              FINANCIAL STATEMENTS

The statutory basis financial statements of the Company included herein should be considered only as bearing upon the ability of the Company to meet its obligations under the Contracts.

                    FIDELITY SECURITY LIFE INSURANCE COMPANY
                             FSL SEPARATE ACCOUNT M

                              Financial Statements

                           December 31, 2003 and 2002

                   (With Independent Auditors' Report Thereon)

                          INDEPENDENT AUDITORS' REPORT

The Contract Owners
Fidelity Security Life Insurance Company
    FSL Separate Account M:

and

The Board of Directors
Fidelity Security Life Insurance Company:

We have audited the accompanying statements of net assets of the Growth & Income Portfolio, Large Cap Growth Portfolio, Small Cap Equity Portfolio, and Money Market Portfolio (four of the portfolios comprising the Investor Mark Series Fund, Inc.) and Janus Aspen International Growth Portfolio (collectively, Portfolios) comprising the Fidelity Security Life Insurance Company FSL Separate Account M (the Separate Account) as of December 31, 2003, and the respective related statements of operations and changes in net assets, and the financial highlights, for the two years then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits. The financial highlights for the years ended December 31, 2001, 2000 and 1999 were audited by other auditors who expressed an unqualified opinion on those financial highlights in their report dated March 29, 2002.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2003 by correspondence with the transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the accompanying financial statements present fairly, in all material respects, the respective financial positions of the Portfolios constituting the Separate Account at December 31, 2003, and the respective results of their operations and changes in their net assets and the financial highlights for the two years then ended, in conformity with accounting principles generally accepted in the United States of America.

                                  /s/ KPMG LLP

Kansas City, Missouri
April 22, 2004

                    FIDELITY SECURITY LIFE INSURANCE COMPANY
                             FSL SEPARATE ACCOUNT M

                             Statement of Net Assets

                                December 31, 2003

                                                               INVESTORS MARK SERIES FUND, INC.
                                                    ----------------------------------------------------   JANUS ASPEN
                                                     GROWTH &      LARGE CAP     SMALL CAP      MONEY     INTERNATIONAL
                                                      INCOME        GROWTH        EQUITY        MARKET       GROWTH
                                                     PORTFOLIO     PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO       TOTAL
                                                    -----------   -----------   -----------  -----------  -------------  -----------
Assets:
  Investments:
    Investors Mark Series Fund, Inc.:
      Growth & Income Portfolio--
         88,638.671 shares at net asset value of
         $13.27 per share (cost $1,121,986)         $ 1,178,889            --            --           --            --     1,178,889
      Large Cap Growth Portfolio--
         129,064.177 shares at net asset value of
         $10.22 per share (cost $1,890,246)                  --     1,319,036            --           --            --     1,319,036
      Small Cap Equity Portfolio--
         90,502.808 shares at net asset value of
         $9.21 per share (cost $898,817)                     --            --       833,531           --            --       833,531
      Money Market Portfolio--
         92,350.383 shares at net asset value of
         $1.000 per share (cost $92,350)                     --            --            --       92,350            --        92,350
      Janus Aspen International
         Growth Portfolio--
         23,505.466 shares at net asset value of
         $23.060 per share (cost $390,592)                   --            --            --           --       542,036       542,036
                                                    -----------   -----------   -----------  -----------   -----------   -----------
            Total assets                              1,178,889     1,319,036       833,531       92,350       542,036     3,965,842

Liabilities:
  Accrued mortality and expense risk charges                129         9,807       (11,793)         290        10,669         9,102
                                                    -----------   -----------   -----------  -----------   -----------   -----------
            Net assets                              $ 1,178,760     1,309,229       845,324       92,060       531,367     3,956,740
                                                    ===========   ===========   ===========  ===========   ===========   ===========

See accompanying notes to financial statements.

                    FIDELITY SECURITY LIFE INSURANCE COMPANY
                             FSL SEPARATE ACCOUNT M

               Statements of Operations and Changes in Net Assets

                          Year ended December 31, 2003


                                                                            INVESTORS MARK SERIES FUND, INC.
                                                              -----------------------------------------------------------
                                                                GROWTH &       LARGE CAP       SMALL CAP        MONEY
                                                                INCOME          GROWTH          EQUITY          MARKET
                                                               PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                              -----------     -----------     -----------     -----------
Income:
     Dividend distributions                                   $     8,677           1,156              --           1,311
Expenses:
     Mortality and expense risk charges                            20,351          20,689          15,811           1,838
                                                              -----------     -----------     -----------     -----------
                         Net investment income (loss)             (11,674)        (19,533)        (15,811)           (527)
                                                              -----------     -----------     -----------     -----------
Realized gains (losses) on investments:
     Capital gains distributions                                       --              --              --              --
     Realized gain (loss) on sale of fund shares                  (11,109)       (185,914)       (130,201)             --
                                                              -----------     -----------     -----------     -----------
                         Total realized gains (losses)
                           on investments                         (11,109)       (185,914)       (130,201)             --
                                                              -----------     -----------     -----------     -----------
Change in unrealized depreciation on
     investments                                                  288,921         457,758         389,715              --
                                                              -----------     -----------     -----------     -----------
                         Increase (decrease) in
                           net assets from operations             266,138         252,311         243,703            (527)
                                                              -----------     -----------     -----------     -----------
Payments and withdrawals:
     Premium transfers in                                         122,183         154,325          74,216           9,081
     Annuity benefits transfers and surrenders                    (67,254)        (82,821)        (77,028)        (13,346)
     Policy loan transfers                                            129             (90)           (153)             --
     Other transfers                                                  (65)         (7,611)         10,199        (136,586)
                                                              -----------     -----------     -----------     -----------
                         Payments and withdrawals                  54,993          63,803           7,234        (140,851)
                                                              -----------     -----------     -----------     -----------
                         Increase (decrease) in net assets        321,131         316,114         250,937        (141,378)
Beginning of year net assets                                      857,629         993,115         594,387         233,438
                                                              -----------     -----------     -----------     -----------
End of year net assets                                        $ 1,178,760       1,309,229         845,324          92,060
                                                              ===========     ===========     ===========     ===========

                                                                    BERGER
                                                                 INSTITUTIONAL
                                                                   PRODUCTS       JANUS ASPEN
                                                                   TRUST IPT     INTERNATIONAL
                                                                 INTERNATIONAL      GROWTH
                                                                      FUND         PORTFOLIO        TOTAL
                                                                 -------------   -------------   -----------
Income:
     Dividend distributions                                             5,321           5,368         21,833
Expenses:
     Mortality and expense risk charges                                    --           4,903         63,592
                                                                  -----------     -----------    -----------
                         Net investment income (loss)                   5,321             465        (41,759)
                                                                  -----------     -----------    -----------
Realized gains (losses) on investments:
     Capital gains distributions                                           --              --             --
     Realized gain (loss) on sale of fund shares                     (374,222)          5,988       (695,458)
                                                                  -----------     -----------    -----------
                         Total realized gains (losses)
                           on investments                            (374,222)          5,988       (695,458)
                                                                  -----------     -----------    -----------
Change in unrealized depreciation on
     investments                                                      304,818         151,444      1,592,656
                                                                  -----------     -----------    -----------
                         Increase (decrease) in
                           net assets from operations                 (64,083)        157,897        855,439
                                                                  -----------     -----------    -----------
Payments and withdrawals:
     Premium transfers in                                                   9          28,373        388,187
     Annuity benefits transfers and surrenders                         (6,064)             --       (246,513)
     Policy loan transfers                                               (479)            232           (361)
     Other transfers                                                 (377,916)        344,865       (167,114)
                                                                  -----------     -----------    -----------
                         Payments and withdrawals                    (384,450)        373,470        (25,801)
                                                                  -----------     -----------    -----------
                         Increase (decrease) in net assets           (448,533)        531,367        829,638
Beginning of year net assets                                          448,533              --      3,127,102
                                                                  -----------     -----------    -----------
End of year net assets                                                     --         531,367      3,956,740
                                                                  ===========     ===========    ===========

See accompanying notes to financial statements.

                    FIDELITY SECURITY LIFE INSURANCE COMPANY
                             FSL SEPARATE ACCOUNT M

               Statements of Operations and Changes in Net Assets

                          Year ended December 31, 2002

                                                                                                          BERGER
                                                           INVESTORS MARK SERIES FUND, INC.            INSTITUTIONAL
                                                -----------------------------------------------------    PRODUCTS
                                                 GROWTH &      LARGE CAP     SMALL CAP       MONEY       TRUST IPT
                                                  INCOME        GROWTH        EQUITY         MARKET    INTERNATIONAL
                                                 PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO       FUND          TOTAL
                                                -----------   -----------   -----------   -----------  -------------  -----------
Income:
     Dividend distributions                     $     6,329            --            --         2,747        17,812        26,888
Expenses:
     Mortality and expense risk charges               6,694         5,578         3,694         2,193         3,378        21,537
                                                -----------   -----------   -----------   -----------   -----------   -----------
         Net investment income                         (365)       (5,578)       (3,694)          554        14,434         5,351
                                                -----------   -----------   -----------   -----------   -----------   -----------
Realized gains (losses) on investments:
     Capital gains distributions                         --            --            --            --            --            --
     Realized loss on sale of fund shares           (22,031)     (110,600)      (91,918)           --       (33,354)     (257,903)
                                                -----------   -----------   -----------   -----------   -----------   -----------
         Total realized losses
           on investments                           (22,031)     (110,600)      (91,918)           --       (33,354)     (257,903)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Change in unrealized depreciation on
     investments                                   (194,829)     (283,166)     (109,118)           --      (105,587)     (692,700)
                                                -----------   -----------   -----------   -----------   -----------   -----------
         Increase (decrease) in
           net assets from operations              (217,225)     (399,344)     (204,730)          554      (124,507)     (945,252)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Payments and withdrawals:
     Premium transfers in                           148,348       191,617        98,102        36,638        64,660       539,365
     Annuity benefits transfers and surrenders      (45,224)      (47,144)      (20,480)       (4,865)      (22,844)     (140,557)
     Policy loan transfers                           (1,801)       (1,959)       (1,931)       (5,000)       (1,461)      (12,152)
     Other transfers                               (137,669)      (38,489)      (53,124)        4,096       (19,030)     (244,216)
                                                -----------   -----------   -----------   -----------   -----------   -----------
         Payments and withdrawals                   (36,346)      104,025        22,567        30,869        21,325       142,440
                                                -----------   -----------   -----------   -----------   -----------   -----------
         Increase (decrease) in net assets         (253,571)     (295,319)     (182,163)       31,423      (103,182)     (802,812)
Beginning of year net assets                      1,111,200     1,288,434       776,550       202,015       551,715     3,929,914
                                                -----------   -----------   -----------   -----------   -----------   -----------
End of year net assets                          $   857,629       993,115       594,387       233,438       448,533     3,127,102
                                                ===========   ===========   ===========   ===========   ===========   ===========

See accompanying notes to financial statements.

                    FIDELITY SECURITY LIFE INSURANCE COMPANY
                             FSL SEPARATE ACCOUNT M

                          Notes to Financial Statements

                           December 31, 2003 and 2002

(1)      ORGANIZATION

         The FSL Separate Account M (the Separate Account), marketed as FSL Flexible Premium Variable Annuity (the Contract), is a segregated investment account of Fidelity Security Life Insurance Company (the Company). The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940. The Separate Account was established by the Company on May 14, 1999 and commenced operations on May 20, 1999. All deposits received by the Separate Account are invested in one or more of the investment options, as listed below, in accordance with the selection made by the contract owner.

         The Contract has five investment choices, one fixed account and four investment options. The fixed account is part of the general assets of the Company and provides an investment rate guaranteed by the Company. The five investment options available are portfolios of Investors Mark Series Fund, Inc. and Janus Aspen International Growth Portfolio and collectively constitute the assets of the Separate Account. These options and their objectives are as follows:

              FUND                                   FUND OBJECTIVE
---------------------------------       ----------------------------------------
Investors Mark Series Fund, Inc.:
    Growth & Income Portfolio           Capital growth by investing in common
                                          stocks of growing companies.

    Large Cap Growth Portfolio          Long-term growth of capital and income
                                          by investing primarily in equity
                                          securities of large companies that are
                                          in the top 25% of their industry
                                          sectors.

    Small Cap Equity Portfolio          Capital appreciation by investing in
                                          common stock of small U.S. and foreign
                                          companies.

    Money Market Portfolio              Current income with stability of
                                          principal and liquidity by investing
                                          in short-term, high-quality,
                                          fixed-income securities.

Janus Financial Services
    Aspen International Growth          Capital growth by investing in stocks of
      Portfolio                           growing foreign  companies.

Berger Institutional Products
    Trust--IPT International Fund       Capital growth by investing in stocks of
                                          growing foreign companies.

In March 2003, those assets invested in the Berger Institutional Products Trust--IPT International Fund were transferred into the Janus Aspen International Growth Portfolio and the Berger Institutional Products Trust--IPT International Fund was subsequently discontinued as an investment option.

                                                                     (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY
                             FSL SEPARATE ACCOUNT M

                          Notes to Financial Statements

                           December 31, 2003 and 2002

(2)      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         (A)      INVESTMENT VALUATION

                  Investments in mutual fund shares are carried in the statements of net assets at the lesser of quoted market value or net asset value of the underlying mutual fund.

         (B)      SECURITIES TRANSACTIONS AND INVESTMENT INCOME

                  Securities transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. The cost of investments sold and the corresponding capital gains and losses are determined on a specific identification basis. Interest and dividend income and capital gains distributions paid by the funds to the Separate Account are reinvested in additional shares of each respective subaccount, and are allocated to the contracts on each valuation date based on each individual annuity contract's prorata share of the net assets of the investment option as of the beginning of the valuation date.

         (C)      UNIT VALUATIONS

                  Investments in all five investment options are tracked using an accumulation unit. Contract owners may elect to own lump sum units or easy pay units depending on the payment plan selected (see note 4). Every business day the value of the accumulation unit is determined after the New York Stock Exchange closes. The value is determined by computing the change in the published net asset value, for the investment option from the previous day to the current business day, subtracting any charges including the product expense charge and any taxes, and multiplying the previous business day's accumulation unit value by this result.

         (D)      FEDERAL INCOME TAX

                  The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code. The operations of the Separate Account, including its portfolios, are part of the total operations of the Company and are not taxed as a separate entity. Under Federal income tax law, net investment income and realized gains (losses) are retained in the Separate Account and are not taxable until received by the contract owner or beneficiary in the form of annuity payments or other distributions.

         (E)      RISKS AND UNCERTAINTIES

                  Certain risks and uncertainties are inherent to the Separate Account's day-to-day operations and to the process of preparing its financial statements. The more significant of those risks and uncertainties, as well as the Separate Account's method for mitigating the risks, are presented below and throughout the notes to the financial statements.

                      Financial Statements--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the

                                                                     (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY
                             FSL SEPARATE ACCOUNT M

                          Notes to Financial Statements

                           December 31, 2003 and 2002

                      reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

                      Investments--The Separate Account is exposed to risks that issuers of securities owned will default, or that interest rates will change and cause a decrease in the value of the investments. Management mitigates these risks by offering the investor a variety of investment options, fund prospectuses, quarterly personal investment statements, and annual financial statements.

(3)      PURCHASES AND SALES OF INVESTMENTS

         The cost of purchases and proceeds from sales of investment options for the years ended December 31, 2003 and 2002 were as follows:

                                                                       2003
                                                              ----------------------
                                                              PURCHASES      SALES
                                                              ---------    ---------
IMS Growth & Income Portfolio                                 $ 136,180      115,505
IMS Large Cap Growth Portfolio                                  175,866      143,107
IMS Small Cap Equity Portfolio                                  112,395      148,386
IMS Money Market Portfolio                                       12,100      158,405
Janus Aspen International Growth Portfolio                      419,893       35,289
Berger Institutional Products Trust IPT International Fund           --      389,718
                                                              ---------    ---------
                                                              $ 856,434      990,410
                                                              =========    =========

                                                                       2002
                                                              ----------------------
                                                              PURCHASES      SALES
                                                              ---------    ---------
IMS Growth & Income Portfolio                                 $ 170,646      200,666
IMS Large Cap Growth Portfolio                                  217,736      114,013
IMS Small Cap Equity Portfolio                                   92,964       70,172
IMS Money Market Portfolio                                       84,431       50,648
Berger Institutional Products Trust IPT International Fund       91,773       52,720
                                                              ---------    ---------
                                                              $ 657,550      488,219
                                                              =========    =========

(4)      EXPENSES AND RELATED PARTY TRANSACTIONS

         Each day the Company makes a deduction from the Separate Account for a mortality and expense risk charge. This charge is for all of the insurance benefits (that is, guarantee of annuity rates, the death benefit) and for assuming the risk that current charges will be insufficient in the future to cover the cost of administering the Separate Account. The product expense charge is assessed based on the daily unit values of the contract holder's portion of the assets in the Separate Account. The assessments are as follows:

-        Lump Sum Payments--0.90%, on an annual basis.

- Easy Pay Payments--0.90%, on an annual basis, for contracts that have reached a value of $100,000 or more, or 1.50%, on an annual basis, for contracts that have a value of less than $100,000.

                                                                     (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY
                             FSL SEPARATE ACCOUNT M

                          Notes to Financial Statements

                           December 31, 2003 and 2002

         This charge cannot be increased and could be reduced if sales of the contract are made to individuals or to a group of individuals in such a manner that results in a reduction of the Company's administrative costs or other savings.

         A surrender charge may be deducted in the event of a surrender from a contract. Subject to a free surrender amount and other waivers or reductions, surrender charges are assessed as follows:

                                      SURRENDER CHARGE
NUMBER OF COMPLETE YEARS FROM       ----------------------
 RECEIPT OF PURCHASE PAYMENTS       EASY PAY      LUMP SUM
-----------------------------       --------      --------
            0 - 1                       6%            7%
              1                         6             6
              2                         6             5
              3                         5             4
              4                         5             3
              5                         4             2
              6                         3             1
              7                         2            --
              8                         2            --
              9                         1            --
      10 and thereafter                --            --

         There were no significant surrender charges deducted during 2003 or 2002.

         The Company also assesses a transfer charge for each transfer during the accumulation phase in excess of 12 transfers during a contract year.

(5)      CHANGE IN UNITS OUTSTANDING

         The changes in units outstanding for the years ended December 31, 2003 and 2002 were as follows:

                                                        2003
                                         -----------------------------------
                                          UNITS       UNITS     NET INCREASE
                                          ISSUED     REDEEMED    (DECREASE)
                                         --------    --------   ------------
IMS Growth & Income Portfolio              14,539      (8,572)       5,967
IMS Large Cap Growth Portfolio             30,670     (21,117)       9,553
IMS Small Cap Equity Portfolio             10,317     (10,409)         (92)
IMS Money Market Portfolio                  1,006     (13,733)     (12,727)
Berger Institutional Products Trust--
       IPT International Fund               1,419     (67,637)     (66,218)
Janus International Fund                   40,065      (2,830)      37,235
                                         --------    --------     --------
                  Total                    98,016    (124,298)     (26,282)
                                         ========    ========     ========

                                                                     (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY
                             FSL SEPARATE ACCOUNT M

                          Notes to Financial Statements

                           December 31, 2003 and 2002

                                                         2002
                                         -----------------------------------
                                          UNITS       UNITS     NET INCREASE
                                          ISSUED     REDEEMED    (DECREASE)
                                         --------    --------   ------------
IMS Growth & Income Portfolio              19,311     (23,801)      (4,490)
IMS Large Cap Growth Portfolio             34,430     (19,908)      14,522
IMS Small Cap Equity Portfolio              9,526      (7,775)       1,751
IMS Money Market Portfolio                  6,806      (4,027)       2,779
Berger Institutional Products Trust--
       IPT International Fund               9,745      (6,953)       2,792
                                         --------    --------     --------
                           Total           79,818     (62,464)      17,354
                                         ========    ========     ========

                                                                     (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY
                             FSL SEPARATE ACCOUNT M

                          Notes to Financial Statements

                           December 31, 2003 and 2002

(6)      FINANCIAL HIGHLIGHTS

         A summary of unit values for variable annuity contracts and the expense ratios, excluding expenses for the underlying fund, for the years ended December 31, 2003, 2002, 2001, 2000, and 1999 follows:

                                                      DECEMBER 31                                      YEAR ENDED DECEMBER 31
                                       ----------------------------------------                ------------------------------------
                                                   UNIT FAIR VALUE               INVESTMENT *  EXPENSE RATIO       TOTAL RETURN **
                                                      LOWEST TO                     INCOME       LOWEST TO            LOWEST TO
                                         UNITS         HIGHEST       NET ASSETS     RATIO         HIGHEST              HIGHEST
                                       ---------   ----------------  ----------  ------------  -------------    --------------------
Investors Mark Series Fund, Inc.:
     Growth & Income Portfolio:
         2003                            103,382   $  7.72 to 11.58   1,178,760      0.74%     0.90% to 1.50%    (14.52)% to 32.19%
         2002                             97,415       8.68 to 8.87     857,629      0.72      0.90% to 1.50%   (19.75)% to (19.27)%
         2001                            101,905     10.78 to 10.95   1,111,200      0.52      0.90% to 1.50%     (7.98)% to (7.43)%
         2000                             85,831     11.71 to 11.83   1,013,545                0.90% to 1.50%      14.07% to 14.76%
         1999                             19,089     10.27 to 10.30     196,618                0.90% to 1.50%        2.67% to 3.05%

     Large Cap Growth Fund:
         2003                            185,250       5.10 to 7.16   1,309,229      0.09      0.90% to 1.50%    (11.84)% to 27.27%
         2002                            175,697       5.57 to 5.69     993,115      0.00      0.90% to 1.50%   (30.09)% to (29.68)%
         2001                            161,175       7.90 to 8.03   1,288,434      0.00      0.90% to 1.50%   (25.69)% to (25.24)%
         2000                            149,721     10.63 to 10.74   1,605,372                0.90% to 1.50%   (13.33)% to (12.81)%
         1999                             29,329     12.27 to 12.31     357,690                0.90% to 1.50%      22.69% to 23.15%

     Small Cap Equity Fund:
         2003                             60,712      8.49 to 14.15     845,324      0.00      0.90% to 1.50%    (15.85)% to 45.15%
         2002                             60,804       9.63 to 9.84     594,387      0.00      0.90% to 1.50%   (25.03)% to (24.58)%
         2001                             59,053     13.00 to 13.20     776,550      0.00      0.90% to 1.50%   (11.07)% to (10.54)%
         2000                             53,650     14.61 to 14.75     790,628                0.90% to 1.50%     (4.13)% to (3.56)%
         1999                              9,408     15.24 to 15.30     143,888                0.90% to 1.50%      52.43% to 52.99%

     Money Market Portfolio:
         2003                              8,385     10.32 to 11.10      92,060      0.16      0.90% to 1.50%      (8.14)% to 1.16%
         2002                             21,112     10.86 to 11.10     233,438      1.15      0.90% to 1.50%       (.17)% to (.42)%
         2001                             18,333     10.87 to 11.04     202,015      3.53      0.90% to 1.50%        2.23% to 2.84%
         2000                             17,724     10.65 to 10.75     190,387                0.90% to 1.50%        4.43% to 5.06%
         1999                             20,727     10.19 to 10.23     212,073                0.90% to 1.50%        1.94% to 2.32%

Berger Institutional Products Trust--
     IPT International Fund:
         2003                                 --                 --          --        --                 --                    --
         2002                             66,218       6.67 to 6.81     448,533      3.88      0.90% to 1.50%   (22.31)% to (21.85)%
         2001                             63,426       8.60 to 8.73     551,715      1.05      0.90% to 1.50%   (21.46)% to (20.99)%
         2000                             57,902     10.95 to 11.05     639,428                0.90% to 1.50%    (11.30)% to (0.77)%
         1999                             13,548     12.34 to 12.39     167,790                0.90% to 1.50%      23.43% to 23.89%
Janus Institutional Services:
     Aspen International Growth
     Portfolio
         2003                             37,235     9.61 to 14.30      531,368      0.99      0.90% to 1.50%     (5.42)% to 41.48%

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                       Statutory Financial Statements and
                             Supplemental Schedules

                           December 31, 2003 and 2002

                   (With Independent Auditors' Report Thereon)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                                TABLE OF CONTENTS

                                                                                           PAGE
Independent Auditors' Report                                                                 1

Statutory Financial Statements:

     Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus           3

     Statutory Statements of Operations                                                      4

     Statutory Statements of Changes in Capital and Surplus                                  5

     Statutory Statements of Cash Flow                                                       6

     Notes to Statutory Financial Statements                                                 7

SUPPLEMENTAL SCHEDULES

     Statutory Selected Financial Data                                                      32

     Statutory Summary Investment Schedule                                                  35

     Statutory Schedule of Investment Risks Interrogatories                                 37

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
Fidelity Security Life Insurance Company:

We have audited the accompanying statutory statements of admitted assets, liabilities, and capital and surplus of Fidelity Security Life Insurance Company as of December 31, 2003 and 2002, and the related statutory statements of operations, changes in capital and surplus, and cash flow for the years then ended. These statutory financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these statutory financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in note 2 to the statutory financial statements, these statutory financial statements were prepared in conformity with the accounting practices prescribed or permitted by the Missouri Department of Insurance, which are a comprehensive basis of accounting other than accounting principles generally accepted in the Unites States of America.

In our opinion, the statutory financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of Fidelity Security Life Insurance Company as of December 31, 2003 and 2002, and the results of its operations and its cash flow for the years then ended, on the basis of accounting described in note 2.

Our audit was made for the purpose of forming an opinion on the basic statutory financial statements taken as a whole. The statutory supplementary information included in the statutory supplemental schedule of selected financial data, the statutory supplemental summary investment schedule and the supplemental schedule of investment risks interrogatories are presented for purposes of additional analysis and are not a required part of the basic statutory financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic statutory financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic statutory financial statements taken as a whole.

This report is intended solely for the information and use of the board of directors and the management of Fidelity Security Life Insurance Company, the Missouri Department of Insurance, and other state insurance departments in states in which the Company is licensed, and is not intended to be, and should not be, used by anyone other than these specified parties.

                                  /s/ KPMG LLP

April 2, 2004
Kansas City, Missouri

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

  Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus

                           December 31, 2003 and 2002

                                                                                    2003           2002
                                                                                ------------    -----------
                                           ADMITTED ASSETS

Bonds, at amortized cost (market, $367,021,028 and $336,708,426 in 2003
     and 2002, respectively)                                                    $358,700,916    332,785,247
Preferred stocks, at market (cost of $250,000 in both 2003 and 2002)                  31,500         14,000
Common stocks, at market (cost of $1,355,451 and $1,798,923 in 2003
     and 2002, respectively)                                                       1,050,247      1,148,239
Mortgage loans on real estate                                                      7,940,445      3,600,000
Policy loans                                                                       6,281,921      6,554,316
Cash and short-term investments                                                   20,649,021     18,791,525
Other invested assets                                                              4,456,217      3,352,160
Receivable for securities sold                                                            --      2,810,075
                                                                                ------------    -----------
                 Total cash and invested assets                                  399,110,267    369,055,562

Due and deferred premiums                                                          9,007,371     10,610,356
Accrued investment income                                                          3,885,223      5,093,873
Federal income tax recoverable (including deferred tax asset of
     $631,254 and $638,695 in 2003 and 2002, respectively)                           742,373      1,091,987
Due from reinsurers and other companies                                            5,135,090     12,334,111
Receivable from parent, subsidiaries, and affiliates                                      --        304,136
Amount receivable relating to uninsured accident and health plans                     53,311         53,938
State guaranty fund deposits                                                         346,988        622,595
Assets held in separate account                                                    3,965,841      3,202,010
                                                                                ------------    -----------
                 Total admitted assets                                          $422,246,464    402,368,568
                                                                                ============    ===========
                                 LIABILITIES AND CAPITAL AND SURPLUS

Liabilities:
     Aggregate reserves:
        Life insurance and annuity contracts                                    $321,896,067    308,428,018
        Accident and health insurance                                             10,876,852     11,774,995
     Claim reserves:
        Life insurance                                                             2,123,642      1,516,615
        Accident and health insurance                                              9,690,428      8,509,715
     Advance premiums and unapplied receipts                                       1,678,207      6,999,849
     Due to reinsurers and other companies                                        13,519,381      7,874,254
     Commissions, taxes, and general expenses                                      2,695,651      2,586,952
     Group contingency reserves                                                    1,239,466      1,076,334
     Interest maintenance reserve (IMR)                                            4,070,769      2,903,436
     Asset valuation reserve (AVR)                                                 1,688,333      2,129,314
     Liabilities related to separate account                                       3,965,841      3,202,010
                                                                                ------------    -----------
                 Total liabilities                                               373,444,637    357,001,492
                                                                                ------------    -----------
Capital and surplus:
     Capital stock, $2.50 par value. Authorized 1,100,000 shares; issued and
        outstanding 986,347 shares in both 2003 and 2002                           2,500,000      2,500,000
     Preferred stock, $100.00 par value. Authorized 50,000 shares; issued and
        outstanding 30,000 shares in both 2003 and 2002                            3,000,000      3,000,000
     Paid-in and contributed surplus                                               1,188,310      1,188,310
     Unassigned surplus                                                           42,604,542     39,169,791
                                                                                ------------    -----------
                                                                                  49,292,852     45,858,101

     Less treasury stock, at cost, 13,653 shares in both 2003 and 2002               491,025        491,025
                                                                                ------------    -----------
                 Total capital and surplus                                        48,801,827     45,367,076
                                                                                ------------    -----------
                 Total liabilities and capital and surplus                      $422,246,464    402,368,568
                                                                                ============    ===========

See accompanying notes to statutory financial statements.

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                       Statutory Statements of Operations

                     Years ended December 31, 2003 and 2002

                                                                            2003             2002
                                                                       -------------      -----------
Income:
     Life premiums                                                     $  12,021,821       11,834,351
     Annuity deposits                                                     19,356,249       14,692,289
     Accident and health premiums                                         83,424,944       51,086,014
     Investment income, net                                               20,065,858       22,750,603
     Amortization of IMR                                                     823,970          582,598
                                                                       -------------      -----------
                 Total income                                            135,692,842      100,945,855
                                                                       -------------      -----------
Policy benefits and expenses:
     Life insurance                                                        8,041,999        7,621,844
     Annuities                                                            20,415,643       21,587,162
     Accident and health insurance                                        53,943,872       38,294,946
     Increase in aggregate reserves                                       12,634,805        1,331,261
                                                                       -------------      -----------
                 Total policy benefits and expenses                       95,036,319       68,835,213
Commissions, net of ceding allowances                                     17,494,902       13,302,195
General insurance expenses                                                14,246,301       13,502,897
Insurance taxes, licenses, and fees                                        3,820,063        1,861,899
Change in loading and cost of collection on due and
     deferred premiums                                                       (14,572)          15,308
Separate account transfers                                                   (25,799)         142,436
                                                                       -------------      -----------
                                                                         130,557,214       97,659,948
                                                                       -------------      -----------
                 Income before Federal income taxes and net realized
                    capital gains                                          5,135,628        3,285,907
Federal income taxes                                                       1,051,042          328,747
                                                                       -------------      -----------
                 Income before net realized capital gains                  4,084,586        2,957,160
Net realized capital gains, net of income taxes and IMR
     transfers                                                            (1,083,105)        (373,700)
                                                                       -------------      -----------
                 Net income                                            $   3,001,481        2,583,460
                                                                       =============      ===========

See accompanying notes to statutory financial statements.

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

             Statutory Statements of Changes in Capital and Surplus

                     Years ended December 31, 2003 and 2002

                                                                              PAID-IN AND
                                                      COMMON      PREFERRED   CONTRIBUTED   UNASSIGNED     TREASURY
                                                       STOCK        STOCK       SURPLUS       SURPLUS        STOCK         TOTAL
                                                    -----------   ---------   -----------   ----------     --------     ----------
Balance, December 31, 2001                          $ 2,500,000   3,000,000      996,198    37,600,684     (997,979)    43,098,903
    Net income                                               --          --           --     2,583,460           --      2,583,460
    Change in unrealized capital gains and losses            --          --           --       220,021           --        220,021
    Dividends on preferred stock                             --          --           --      (232,500)          --       (232,500)
    Change in liability for reinsurance
        in unauthorized companies                            --          --           --       (49,436)          --        (49,436)
    Change in net deferred income taxes                      --          --           --      (535,437)          --       (535,437)
    Change in nonadmitted assets                             --          --           --       307,110           --        307,110
    Change in asset valuation reserve                        --          --           --      (724,111)          --       (724,111)
    Sale of treasury stock                                   --          --      192,112            --      506,954        699,066
                                                    -----------   ---------    ---------    ----------     --------     ----------
Balance, December 31, 2002                            2,500,000   3,000,000    1,188,310    39,169,791     (491,025)    45,367,076
    Net income                                               --          --           --     3,001,481           --      3,001,481
    Change in unrealized capital gains and losses            --          --           --       363,044           --        363,044
    Dividends on preferred stock                             --          --           --      (232,500)          --       (232,500)
    Change in liability for reinsurance
        in unauthorized companies                            --          --           --      (129,118)          --       (129,118)
    Change in net deferred income taxes                      --          --           --        (7,441)          --         (7,441)
    Change in nonadmitted assets                             --          --           --        (1,696)          --         (1,696)
    Change in asset valuation reserve                        --          --           --       440,981           --        440,981
                                                    -----------   ---------    ---------    ----------     --------     ----------
Balance, December 31, 2003                          $ 2,500,000   3,000,000    1,188,310    42,604,542     (491,025)    48,801,827
                                                    ===========   =========    =========    ==========     ========     ==========

See accompanying notes to statutory financial statements.

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                        Statutory Statements of Cash Flow

                     Years ended December 31, 2003 and 2002

                                                                                2003              2002
                                                                            -------------     ------------
Cash from operations:
     Premium and annuity considerations                                     $ 120,717,698      124,831,764
     Considerations for supplemental contracts with life contingencies          2,372,981        2,382,053
     Investment income, net                                                    23,242,739       23,104,200
     Commission and expense allowances on reinsurance ceded                    44,303,003       14,714,228
     Fees associated with investment management, administration,
        and contract guarantees from separate account                             200,046               --
     Miscellaneous income                                                         545,984          552,710
     Death benefits                                                            (7,376,792)      (6,620,890)
     Annuity benefits                                                         (18,486,149)     (19,815,821)
     Disability benefits and benefits under accident and health policies      (53,943,872)     (38,294,946)
     Surrender benefits and other fund withdrawals                               (665,207)      (1,000,954)
     Interest on policy or contract funds                                         (15,372)         (17,695)
     Payments on supplementary contracts with life contingencies               (1,929,494)      (1,771,341)
     Contract claims--life                                                        607,027         (978,136)
     Contract claims--A&H                                                       1,180,713       (3,656,462)
     Other amounts payable on reinsurance                                      (2,942,346)      (7,804,710)
     Other amounts receivable under reinsurance contracts                         532,211        6,472,002
     Commissions on premiums and annuity considerations                       (60,824,372)     (61,942,961)
     Commissions and expense allowances on reinsurance assumed                   (973,532)        (698,038)
     General insurance expenses                                               (14,992,331)     (14,055,608)
     Insurance, taxes, licenses, and fees                                      (3,820,063)      (1,861,899)
     Aggregate write-ins for deductions                                           163,132          198,281
     Commissions to agents due or accrued                                      (1,164,959)      (4,299,724)
     General expense due or accrued                                               997,614          (73,297)
     Taxes, licenses, or fees due or accrued, excluding FIT                       287,217       (1,067,676)
     Amounts receivable relating to uninsured plans                                   627          (53,938)
     Guaranty funds receivable or on deposit                                      275,607         (298,491)
     Nonadmitted guaranty funds receivable or on deposit                           (1,696)              --
     Net transfers to separate account                                             25,799         (142,436)
     Federal income taxes                                                        (708,808)        (295,862)
                                                                            -------------     ------------
                 Net cash provided by operations                               27,607,405        7,504,353
                                                                            -------------     ------------
Cash from investments:
     Proceeds from investments sold, matured, or repaid:
        Bonds                                                                 154,604,373       87,427,778
        Stocks                                                                  1,449,065          487,746
        Mortgage loans                                                            239,955               --
        Miscellaneous proceeds                                                  2,810,075          529,911
     Costs of investments acquired:
        Bonds                                                                (181,707,621)    (102,822,026)
        Stocks                                                                 (1,304,269)        (307,251)
        Mortgage loans                                                         (4,586,388)      (3,600,000)
        Other invested assets                                                    (671,838)        (416,097)
        Miscellaneous applications                                                     --       (2,428,441)
     Net decrease (increase) in policy loans                                      272,395         (221,814)
                                                                            -------------     ------------
                 Net cash used in investments                                 (28,894,253)     (21,350,194)
                                                                            -------------     ------------
Cash from financing and miscellaneous sources:
     Capital and surplus paid in                                                       --          192,112
     Deposits on deposit-type contracts                                         1,819,670        1,883,775
     Other cash provided                                                        3,426,370       11,728,640
     Dividends paid to stockholders                                              (232,500)        (232,500)
     Withdrawals on deposit-type contracts without life contingencies          (1,869,196)      (1,860,939)
     Other applications, net                                                           --         (404,804)
                                                                            -------------     ------------
                 Net cash provided by financing and miscellaneous sources       3,144,344       11,306,284
                                                                            -------------     ------------
                 Increase (decrease) in cash and short-term investments         1,857,496       (2,539,557)
Cash and short-term investments:
     Beginning of year                                                         18,791,525       21,331,082
                                                                            -------------     ------------
     End of year                                                            $  20,649,021       18,791,525
                                                                            =============     ============

See accompanying notes to statutory financial statements.

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                           December 31, 2003 and 2002

(1)      ORGANIZATION

         Fidelity Security Life Insurance Company (the Company) is a stock life insurance company writing life, accident, and health and variable and fixed annuity contracts. The Company is domiciled in the State of Missouri and is licensed in the District of Columbia and all states except New York, where it is licensed as a reinsurer. The Company currently markets group annuities, group life, and group accident and health, including group medical and self-funding arrangements, primarily through independent brokers and third-party administrators who specialize in group coverage.

         The top geographic locations in the United States for premiums and deposits earned by the Company were California, Florida, Illinois, Texas, Pennsylvania, and Missouri for the years ended December 31, 2003 and 2002. No other jurisdiction accounted for more than 5% of statutory premiums and deposits for the Company.

(2)      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         (a)      BASIS OF PRESENTATION

                  The accompanying statutory financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Missouri Department of Insurance. Prescribed statutory accounting practices are promulgated by the National Association of Insurance Commissioners (NAIC), as well as through state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices other than those so prescribed.

                  Accounting practices prescribed or permitted by the Missouri Department of Insurance comprise a comprehensive basis of accounting other than GAAP. The more significant differences are as follows:

                  (a) Investments in bonds are recorded at amortized cost or fair values established and/or approved by the NAIC. GAAP requires investments, other than those in subsidiaries, to be classified as held to maturity, trading, or available for sale. Held-to-maturity securities are carried at amortized cost; trading securities are carried at fair value, with the changes in fair value included in the statement of income; and available-for-sale securities are carried at fair value, with the changes in fair value reflected as a separate component of surplus.

                  (b) Investments in common stocks are valued as prescribed by the Securities Valuation Office of the NAIC, while, under GAAP, common stocks are reported at market value.

                  (c) Subsidiaries are included as common stock carried under the statutory equity method, with the changes in value of subsidiaries credited directly to the Company's surplus for statutory accounting. Income from subsidiaries is recognized in the statement of operations only to the extent of dividends received, while GAAP requires either consolidation or the equity or net income of subsidiaries to be credited to the statement.

                  (d) Certain assets designated as "nonadmitted assets" (principally prepaid guaranty association assessments) have been excluded from the statutory statements of admitted assets, liabilities, and capital and surplus by a charge to unassigned surplus, whereas, for GAAP, these assets are

                                                                     (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                           December 31, 2003 and 2002

                           recognized in the balance sheets. As of December 31, 2003 and 2002, "nonadmitted assets" totaled $210,401 and $208,705, respectively.

                  (e) The asset valuation reserve (AVR) and interest maintenance reserve (IMR), which are contingency reserves for possible losses on investments, are recorded as liabilities through charges to surplus and net income, respectively. Gains and losses captured in the IMR are being amortized into income ratably from the date of the sale of the security to the original contractual maturity of the security sold. Under GAAP, there are no provisions for AVR and IMR.

                  (f) Assets and liabilities are recorded net of ceded reinsurance balances whereas, for GAAP, amounts are recorded gross.

                  (g) Acquisition costs, such as commissions and other costs related to acquiring new business, are expensed as incurred, while, under GAAP, acquisition costs are capitalized and amortized to operations as the revenues are recognized.

                  (h) Changes in deferred income taxes are recorded directly to surplus as opposed to being an item of income tax benefit or expense for GAAP financial reporting purposes. Admittance testing may result in a charge to capital and surplus for nonadmitted portions of deferred tax assets. Under GAAP reporting, a valuation allowance may be recorded against the deferred tax asset and reflected as an expense for financial reporting purposes.

                  (i) Statutory policy reserves are based on statutory mortality and interest assumptions prescribed or permitted by statutes, without consideration of lapses or withdrawals. Under GAAP, statutory policy reserves for life insurance consider lapses and withdrawals. In addition, the effect, if any, on reserves due to a change in reserve on account of change in valuation basis is recorded directly to unassigned surplus rather than included in the determination of net gain from operations.

                  (j) Premium receipts and benefits on universal life-type contracts are recorded as revenue and expense for statutory purposes. Under GAAP, revenues on universal life-type contracts are comprised of contract charges and fees, which are recognized when assessed against the policyholder account balance. Additionally, under GAAP, premium receipts on universal life-type contracts arc considered deposits and are recorded as interest-bearing liabilities.

                  (k) Comprehensive income and its components are not presented in the statutory financial statements.

                  (l) Cumulative effect of change in accounting principle is reported as an adjustment to surplus in the period of the change in accounting principle. GAAP requires that cumulative effect of a change in accounting principle be reported as a component of net income.

                  (m) The statement of cash flow differs in certain respects from the presentation required by Statement of Financial Accounting Standards (SFAS) No. 95, including the presentation of the changes in cash and short-term investments instead of cash and cash equivalents. Short-term investments include securities with original maturities of one year or less.

                                                                     (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                           December 31, 2003 and 2002

         (b)      RISKS AND UNCERTAINTIES

                  Certain risks and uncertainties are inherent to the Company's day-to-day operations and to the process of preparing its statutory financial statements. The more significant of those risks and uncertainties, as well as the Company's method for mitigating the risks, are presented below and throughout the notes to the statutory financial statements.

                  - Statutory Financial Statements--The preparation of statutory financial statements in accordance with accounting practices prescribed or permitted by the Missouri Department of Insurance requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the statutory financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                  - Investments--The Company is exposed to risks that issuers of securities owned by the Company will default or that interest rates will change and cause a decrease in the value of its investments. With mortgage-backed securities, the Company is exposed to prepayment risk. As interest rates decline, the rate at which these securities pay down principal will generally increase. Management mitigates these risks by conservatively investing in high-grade securities and by matching maturities of its investments with the anticipated payouts of its liabilities.

                  - External Factors--The Company is highly regulated by the NAIC and the Missouri Department of Insurance. Such regulations, among other things, limit the amount of dividends and impose restrictions on the diversification, amount, and types of investments.

                  - Reinsurance--Reinsurance contracts do not relieve the Company from its obligations to reinsureds. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Management believes that any liability arising from this contingency would not be material to the Company's financial position.

         (c)      INVESTMENTS

                  Investments are valued on the basis prescribed by the Committee on Valuation of Securities of the NAIC. Investments are generally stated as follows:

                           Investments in bonds with an NAIC rating designation of 1 through 5 are carried at amortized cost, whereas bonds with an NAIC rating of 6 are assigned specific year-end values by the NAIC and are written down to SVO assigned values by charging statutory surplus.

                           Preferred stocks are stated at cost, or lower of cost or market if not in good standing, as prescribed by the SVO of the NAIC.

                           Unaffiliated common stocks are stated at market, as prescribed by the SVO of the NAIC.

                                                                     (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                           December 31, 2003 and 2002

                           Common stocks of subsidiaries and affiliates in which the Company has an interest of 10% or more are carried on the statutory equity basis. The change in the stated value is recorded as a change in net unrealized capital gains (losses), a component of unassigned surplus.

                           Mortgage loans are carried at their aggregate unpaid balances. Investments in mortgage loans are deemed to be collectible until the Company is notified of an event of default; consequently, the Company does not record an allowance for uncollectible mortgage loans until notified of an event of default.

                           Policy loans are carried at their aggregate unpaid balances and are collateralized by the cash surrender value of the policyholder's underlying life insurance policy.

                           Short-term investments, securities with a maturity of one year or less at date of acquisition are carried at cost, which approximates fair value.

                           Other invested assets are carried at GAAP equity of $4,456,217 and $3,352,160 at December 31, 2003 and
                           2002, respectively.

                  Net realized gains and losses on securities transactions are determined on a specific identification basis and are included in the statutory statements of income, net of Federal income tax, subject to the provisions of the interest maintenance reserve.

                  Investment income is recognized as earned. Fixed maturity securities, excluding mortgage-backed securities, are amortized using the straight-line method for amortization of premiums and discounts. Amortized premiums and discounts are charged or credited to net investment income. Mortgage-backed securities are carried at amortized cost using the scientific method, including anticipated prepayments utilizing published data when applying interest income. In accounting for mortgage-backed securities and CMOs, the Company uses the retrospective method.

                  Other-than-temporary declines in the fair value of investments are charged to earnings when it is determined that the current value of the security is not recoverable.

         (d)      POLICY RESERVES

                  Statutory reserves for life insurance policies, other than single premium life insurance, have been computed primarily by the Commissioners' Reserve Valuation Method and Net Level Premium reserve methods. These methods take into account statutory valuation mortality rates and valuation interest rates. Interest rates vary from 2.5% to 6.0%, depending on year of issue and type of insurance. Mortality is based principally on 1958 CSO, 1958 CET, 1960 CSG, 1980 CSO, and 1980 CET, also depending on issue year and type of insurance.

                  For single-premium life insurance policies, reserves have been computed by the Universal Life Insurance Reserve methods and are based on 1980 CSO mortality with 4.0% interest.

                  Annuity reserves are calculated by the Commissioners' Annuity Reserve Valuation Method. This takes into account valuation interest rates, future guaranteed interest rates, surrender charges available at various dates into the future, and all other policy-guaranteed provisions, including the guaranteed settlement option rates in the policy forms.

                                                                     (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                           December 31, 2003 and 2002

                  Supplementary contracts with life contingencies are based mainly on 1983 GAM.

         (e)      PREMIUMS AND RELATED COMMISSIONS

                  Life premiums are recognized as income over the premium paying period of the related policies. Annuity considerations are recognized as revenue when received. Health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Expenses incurred in connection with acquiring new business, including acquisition costs such as sales commissions, are charged to operations as incurred.

         (f)      SEPARATE ACCOUNT

                  Separate account assets and liabilities generally represent funds maintained in accounts to meet specific investment objectives of contract holders who bear the investment risk. Investment income and investment gains and losses accrue directly to such contract holders. The assets of the account are legally segregated and are not subject to claims that arise out of any other business of the Company. The assets and liabilities are carried at market value. Deposits are received and transferred to the separate account through the Company. Net investment income and realized and unrealized capital gains and losses on separate account assets are not reflected in the statements of income of the Company and are reflected directly in the separate account.

         (g)      PREFERRED STOCK

                  The Company's board of directors declares and pays a cash dividend quarterly. The dividend is based on 7.75% of the par value of the preferred stock. Dividends of $232,500 were declared and paid during both 2003 and 2002. There were no accrued and unpaid dividends related to the preferred stock at December 31, 2003 or 2002.

         (h)      FAIR VALUES OF FINANCIAL INSTRUMENTS

                  Fair values for bonds are based upon market quotations from the Valuation of Securities Manual of the Securities Valuation Office (SVO) of the NAIC.

                  The fair value for the investment in common stock of an affiliate is determined by the current offering price of the closely held company, which price is established based on prior year-end statutory equity.

                  The fair value for policy loans are estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of this calculation.

                  For the remaining instruments, management believes the carrying value approximates fair value due to the short maturity, terms, and fluctuations in market conditions of those instruments.

                  The estimates presented herein are not necessarily indicative of the amounts that the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

                                                                     (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                           December 31, 2003 and 2002

         (i)      CONCENTRATIONS OF INVESTMENT ASSET CREDIT RISK

                  The amortized cost of bonds at December 31, 2003 and 2002, by NAIC rating classification, are shown below:

                                          2003                         2002
                               -------------------------     ------------------------
                                 AMORTIZED                    AMORTIZED
                                   COST          PERCENT         COST         PERCENT
                               ------------      -------     ------------     -------
Class 1 - highest quality      $292,062,306       81.4%      $217,187,294       65.3%
Class 2 - high quality           49,861,858       13.9%        81,861,765       24.6%
Class 3 - medium quality         10,054,812        2.8%        24,535,448        7.4%
Class 4 - low quality             5,566,673        1.6%         5,203,990        1.6%
Class 5 - lower quality             765,629        0.2%         3,984,250        1.2%
Class 6 - in or near default        389,638        0.1%            12,500        0.0%
                               ------------      -----       ------------      -----
                               $358,700,916      100.0%      $332,785,247      100.0%
                               ============      =====       ============      =====

                  Bonds with ratings from AAA to BBB as assigned by Standard and Poor's Corporation are generally considered as investment-grade securities. Some securities issued by the United States Government or an agency thereof are not rated, but are considered to be investment grade. The NAIC regards United States treasuries and agencies and all A ratings as Class 1 (highest quality), BBB ratings as Class 2 (high quality), BB ratings as Class 3 (medium quality), B ratings as Class 4 (low quality), all C ratings as Class 5 (lower quality), and D ratings as Class 6 (in or near default).

         (j)      RECLASSIFICATIONS

                  Certain reclassifications have been made to the 2002 statutory financial statements to conform to the 2003 presentation.

                                                                     (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                           December 31, 2003 and 2002

(3)    INVESTMENTS

       The amortized cost, gross unrealized gains, gross unrealized losses, and estimated fair value of investments in bonds at December 31, 2003 and 2002 are as follows:

                                                            DECEMBER 31, 2003
                                         ---------------------------------------------------------
                                                             GROSS          GROSS       ESTIMATED
                                           AMORTIZED       UNREALIZED     UNREALIZED      FAIR
                                             COST            GAINS          LOSSES        VALUE
                                         ------------      ----------     ----------   -----------
Bonds:
     U.S. Treasury securities
        and obligations of
        U.S. Government
        corporations and agencies        $ 52,995,014        674,058          5,540     53,663,532
     Corporate securities                 103,412,614      8,772,686      1,666,862    110,518,438
     Mortgage-backed securities           202,293,288             --             --    202,293,288
                                         ------------      ---------      ---------    -----------
                 Total                   $358,700,916      9,446,744      1,672,402    366,475,258
                                         ============      =========      =========    ===========
Preferred stocks:
     Industrial and miscellaneous        $    250,000             --        218,500         31,500
                                         ============      =========      =========    ===========
Common stocks:
     Banks, trusts, and insurance
        companies                        $    134,676         26,390             --        161,066
     Industrial and miscellaneous           1,220,775         28,074        359,668        889,181
                                         ------------      ---------      ---------    -----------
                 Total                   $  1,355,451         54,464        359,668      1,050,247
                                         ============      =========      =========    ===========

                                                                     (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                           December 31, 2003 and 2002

                                                              DECEMBER 31, 2002
                                          ---------------------------------------------------------
                                                             GROSS           GROSS       ESTIMATED
                                            AMORTIZED      UNREALIZED      UNREALIZED      FAIR
                                              COST           GAINS           LOSSES        VALUE
                                          ------------     ----------      ----------   -----------
Bonds:
     U.S. Treasury securities
        and obligations of
        U.S. Government
        corporations and agencies         $ 51,636,069        709,806             --     52,345,875
     Corporate securities                  166,766,202     10,069,865      6,856,498    169,979,569
     Mortgage-backed securities            114,382,976             --             --    114,382,976
                                          ------------     ----------      ---------    -----------
                 Total                    $332,785,247     10,779,671      6,856,498    336,708,420
                                          ============     ==========      =========    ===========
Preferred stock:
     Industrial and miscellaneous         $    250,000             --        236,000         14,000
                                          ============     ==========      =========    ===========
Common stocks:
     Banks, trusts, and insurance
        companies                         $    134,676             --          5,048        129,628
     Industrial and miscellaneous            1,664,247             --        645,637      1,018,610
                                          ------------     ----------      ---------    -----------
                 Total                    $  1,798,923             --        650,685      1,148,238
                                          ============     ==========      =========    ===========

         The amortized cost and estimated fair value of bonds at December 31, 2003, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                      ESTIMATED
                                       AMORTIZED        FAIR
                                         COST           VALUE
                                     ------------    -----------
One year or less                     $ 12,657,742     12,696,642
After one year through five years      47,645,377     49,464,877
After five years through ten years     49,746,219     53,234,719
After ten years                        46,358,290     49,331,499
                                     ------------    -----------
                                      156,407,628    164,727,737
Mortgage-backed securities            202,293,288    202,293,288
                                     ------------    -----------
                                     $358,700,916    367,021,025
                                     ============    ===========

                                                                     (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                           December 31, 2003 and 2002

         The following table presents the estimated fair value and gross unrealized losses on investment securities, aggregated by investment category and length of time that individual investment securities have been in a continuous unrealized loss position, at December 31, 2003.

                                                 LESS THAN 12 MONTHS             12 MONTHS OR MORE
                                            ----------------------------     -------------------------
                                                                GROSS                         GROSS
                                              ESTIMATED       UNREALIZED     ESTIMATED      UNREALIZED
                                             FAIR VALUE         LOSSES       FAIR VALUE       LOSSES
                                            ------------      ----------     ---------      ----------
Bonds:
    U.S. Treasury securities and
       obligations of U.S. Government
       corporations and agencies            $  2,374,383         43,657             --             --
    Corporate securities                       5,468,545         50,660      6,244,165      1,616,772
    Mortgage-backed securities                94,774,409        917,926             --             --
Preferred stocks:
    Industrial and miscellaneous                      --             --         31,500        218,500
Common stocks:
    Industrial and miscellaneous                 367,992         25,368        436,690        334,298
                                            ------------      ---------      ---------      ---------
                Total                       $102,985,329      1,037,611      6,712,355      2,169,570
                                            ============      =========      =========      =========

         At December 31, 2003 and 2002, bonds having an amortized value of $3,699,734 and $3,268,580, respectively, were on deposit with state insurance departments in accordance with statutory reserve deposit requirements.

         The Company's sales proceeds and realized gains and losses on securities are summarized as follows:

                                                         2003              2002
                                                    -------------       ----------
Sales proceeds on fixed maturity securities         $ 156,293,393       87,915,524
                                                    =============       ==========
Fixed maturities:
     Gross gains                                        3,304,179        1,062,775
     Gross losses                                      (2,529,521)      (1,362,964)
Equity securities:
     Gross gains                                               --               --
     Gross losses                                        (298,678)        (278,229)
Other invested assets:
     Gross gains                                          432,218          416,097
     Gross losses                                              --               --
                                                    -------------       ----------
                                                          908,198         (162,321)
Adjustment for:
     Amount deferred for the IMR                       (1,991,303)        (619,569)
     Income taxes                                              --          408,190
                                                    -------------       ----------
                 Net realized capital losses        $  (1,083,105)        (373,700)
                                                    =============       ==========

                                                                     (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                           December 31, 2003 and 2002

         Revenues in the accompanying statutory statements of operations for the years ended December 31, 2003 and 2002 include net investment income from the following sources:

                                               2003             2002
                                           ------------      ----------
U.S. Government bonds                      $  4,609,683       3,084,104
Other bonds                                  14,713,805      18,719,637
Common stocks                                    22,049          36,835
Mortgage loans                                  363,150              --
Premium notes, policy loans, and liens          172,114         200,364
Cash and short-term investments                 273,060         537,597
Deposits with brokers                                --             185
Other                                           323,234         558,079
                                           ------------      ----------
                 Gross investment income     20,477,095      23,136,801
Investment expenses                            (411,237)       (386,198)
                                           ------------      ----------
                 Net investment income     $ 20,065,858      22,750,603
                                           ============      ==========

                                                                     (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                           December 31, 2003 and 2002

         Investments at adjusted cost with NAIC rating designation 6 totaled $389,638 and $496,300 as of December 31, 2003 and 2002, respectively. In accordance with the NAIC's statutory accounting practices, these investments are reported at fair value as determined by the SVO, with the unrealized loss recorded in unassigned surplus net of deferred income taxes. The fair market values for these investments totaled $389,638 and $0 as of December 31, 2003 and 2002, respectively. Unrealized loss on these investments before the effect of deferred income taxes was $549,312 and $0 as of December 31, 2003 and 2002, respectively. The deferred income taxes on unrealized loss were $186,766 and $0 as of December 31, 2003 and 2002, respectively.

         During 2003 and 2002, the Company recognized a realized loss of $65,512 and $486,801, respectively, on several bonds held by the Company where it was determined that these securities had suffered an other-than-temporary decline in value.

(4)      FEDERAL INCOME TAXES

         The net deferred tax asset at December 31 and the change from the prior year are comprised of the following components:

                                                   2003           2002           CHANGE
                                               -----------     ----------       --------
Total gross deferred tax assets                $ 1,845,605      2,480,969       (635,364)
Total deferred tax liabilities                    (280,120)      (532,250)       252,130
                                               -----------      ---------       --------
                 Net deferred tax asset          1,565,485      1,948,719       (383,234)
Deferred tax asset nonadmitted in
     accordance with SSAP No. 10                  (934,231)    (1,310,024)       375,793
                                               -----------      ---------       --------
                 Admitted deferred tax asset   $   631,254        638,695         (7,441)
                                               ===========      =========       ========

         The change in deferred income taxes reported in surplus before consideration of nonadmitted assets is comprised of the following components:

                                                    2003          2002        CHANGE
                                                 ----------    ---------     --------
Net deferred tax asset                           $1,565,485    1,948,719     (383,234)
Less:
     Tax effect of unrealized gains and losses      178,059      301,211     (123,152)
     Recognized impairment loss on
        investments capital loss                    189,765      165,512       24,253
     Capital loss carryforward                           --      389,930     (389,930)
                                                 ----------    ---------     --------
Net tax effect without unrealized losses
     and impairments                             $1,197,661    1,092,066      105,595
                                                 ==========    =========     ========

                                                                     (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                           December 31, 2003 and 2002

         Current income taxes incurred consist of the following major components:

                                                         2003             2002
                                                      -----------       --------
Federal income tax incurred                           $ 1,169,709        328,747
Tax credits                                              (118,667)            --
Federal income tax on net capital gains                        --       (408,192)
                                                      -----------       --------
                 Federal income taxes incurred, net   $ 1,051,042        (79,445)
                                                      ===========       ========

         Deferred income tax assets and liabilities consist of the following major components:

                                                          2003           2002           CHANGE
                                                      -----------     ----------       --------
Deferred tax assets:
     Reserve discounting                              $   746,672        723,268         23,404
     Unearned premium reserve                             153,671        155,540         (1,869)
     Recognized loss on impairments                       189,765        165,512         24,253
     Unrealized losses on investments                     178,059        301,211       (123,152)
     Alternative minimum tax credit                            --        106,640       (106,640)
     Capital loss carryforward                                 --        389,930       (389,930)
     Deferred acquisition costs                           567,218        638,868        (71,650)
     Other                                                 10,220             --         10,220
                                                      -----------     ----------       --------
                 Total deferred tax assets              1,845,605      2,480,969       (635,364)
     Nonadmitted deferred tax assets                     (934,231)    (1,310,024)       375,793
                                                      -----------     ----------       --------
                                                          911,374      1,170,945       (259,571)
                                                      -----------     ----------       --------
Deferred tax liabilities:
     Book over tax basis on investments                  (280,120)      (532,250)       252,130
                                                      -----------     ----------       --------
                 Net change in admitted
                    deferred tax asset                   (280,120)      (532,250)       252,130
                                                      -----------     ----------       --------
                 Net admitted deferred tax
                    asset                             $   631,254        638,695         (7,441)
                                                      ===========     ==========       ========

                                                                     (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                           December 31, 2003 and 2002

         The Company's income tax incurred and change in deferred income tax differ from the amounts obtained by applying the Federal statutory rate of 34% to income before income taxes as follows:

                                                                     2003             2002
                                                                 -----------       ---------
Current income taxes incurred                                    $ 1,051,042         328,747
Change in deferred income taxes                                        7,441         122,859
                                                                 -----------       ---------
                 Total income tax reported                       $ 1,058,483         451,606
                                                                 ===========       =========
Income before taxes                                              $ 5,135,628       3,285,907
Federal statutory rate                                                    34%             34%
                                                                 -----------       ---------
                 Expected income tax expense
                    at 34% statutory rate                          1,746,114       1,117,208
Increase (decrease) in actual tax reported resulting from:
     Amortization of IMR                                            (280,150)       (198,083)
     Small-company deduction                                        (509,002)       (423,643)
     Other                                                           101,521         (43,876)
                                                                 -----------       ---------
                 Total statutory income taxes                    $ 1,058,483         451,606
                                                                 ===========       =========

         As of December 31, 2003 and 2002, the Company did not accrue a deferred tax liability relating to its "policyholders' surplus account." The amount of the policyholders' surplus account is approximately $3,736,000 in both 2003 and 2002. This is a special memorandum account into which certain amounts not previously taxed under prior tax laws were accumulated. No new additions will be made to this account. Federal income taxes would become payable on all or a portion of this amount at the current tax rate (a) when and if distributions to the stockholder, other than stock dividends and other limited exceptions, are made in excess of the accumulated previously taxed income; or (b) if the Company ceases to be a life insurance company, as defined by the Internal Revenue Code, and such termination is not due to another life insurance company acquiring its assets in a nontaxable transaction; or
         (c) if the policyholders' surplus account exceeds certain premium or reserve levels. The Company does not anticipate any transactions that would cause any part of this amount to become taxable. However, should the balance at December 31, 2003 become taxable, the Federal income tax liability at current rates would be approximately $1,270,240.

         The Company has a capital loss carryforward of approximately $170,000, which will expire in 2007 if sufficient capital gains are not generated.

         The following are income taxes incurred in the current and prior years that will be available for recoupment in the event of future losses:

2003           $ 950,000
2002             354,000
2001             166,000

                                                                     (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                           December 31, 2003 and 2002

(5)      PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

         Deferred and uncollected life insurance premiums and annuity considerations are as follows:

                             DECEMBER 31, 2003          DECEMBER 31, 2002
                          -----------------------    ----------------------
                                          NET OF                    NET OF
         TYPE                GROSS       LOADING       GROSS       LOADING
---------------------     ----------    ---------    ---------    ---------
Ordinary new business     $  132,583       67,859      155,295       88,261
Ordinary renewal             736,879      531,326      899,246      645,349
Credit life                       37           27          690          467
Group life                 1,295,082      972,382    1,604,055    1,317,651
                          ----------    ---------    ---------    ---------
                 Totals   $2,164,581    1,571,594    2,659,286    2,051,728
                          ==========    =========    =========    =========

(6)    RELATED PARTY TRANSACTIONS

         The Company pays a majority of expenses on a direct basis to third-party vendors. Related parties provide the Company with certain administrative and marketing services on a direct cost reimbursement basis. Expenses incurred by the Company in 2003 and 2002 related to those services were $10,543,155 and $10,848,537, respectively. In addition, commission and policy administration expenses paid by the Company in 2003 and 2002 related to policies serviced by related parties were $2,464,465 and $3,587,861, respectively. The Company also had payables to related parties of $2,961 and a receivable due from related parties of $304,136 at December 31, 2003 and 2002, respectively.

         Certain related parties to the Company are third-party administrators through which the Company writes premiums. For the years ended December 31, 2003 and 2002, related parties, acting as third-party administrators, have written premiums of $18,264,924 and $18,405,093, respectively, for the Company.

         The Company has ceded $2,416,314 and $2,532,647 of life insurance in force at December 31, 2003 and 2002, respectively, to an insurance company owned by the president of the Company. American Service Life Insurance Company (ASLIC) received $549,608 and $66,031 of ceded premium from the Company for the years ended December 31, 2003 and 2002, respectively.

         During the year 2002, the Company loaned funds under promissory notes to an affiliate, Forrest T. Jones & Company, Inc., at various times and for varying amounts, never in excess of $3 million. All notes were repaid with interest at the then-current prime rate. On December 31, 2002, the Company issued an Adjustable Rate Mortgage loan to Forrest T. Jones & Company, Inc. in the amount of $3,600,000 at a current rate of 6.48%. The note is secured by a first lien as evidenced by a Deed of Trust on the building and property located at 3130 Broadway, Kansas City, MO.

         Other invested assets at December 31, 2003 and 2002 of $4,456,217 and $3,352,160, respectively, consist primarily of an investment in a limited partnership, the general partner of which is the president of the Company. The limited partnership is engaged in the speculative trading of commodity futures, option contracts, and other commodity interests, including forward contracts in foreign currencies.

                                                                     (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                           December 31, 2003 and 2002

(7)      REINSURANCE CEDED AND ASSUMED WITH OTHER INSURANCE COMPANIES

         In the ordinary course of business, the Company assumes business from and cedes business to a number of unrelated insurers under a variety of contracts. The existence of ceded reinsurance constitutes a means by which the Company has underwritten a portion of its business. This underwriting activity subjects the Company to certain risks. To the extent that reinsurers who are underwriting the Company's business become unable to meet their contractual obligations, the Company retains the primary obligation to its direct policyholders because the existence of this reinsurance does not discharge the Company from its obligation to its policyholders.

         The Company generally strives to diversify its credit risks related to reinsurance ceded. The Company has policies and procedures to approve reinsurers prior to entering into an agreement and also to monitor financial stability on a continuous basis. As of December 31, 2003 and 2002, the Company had no overdue reinsurance balances.

         The maximum amount of insurance the Company attempts to retain on any one life is $100,000.

         The Company follows a policy of reinsuring portions of ordinary life and accidental death coverages, as well as certain accident and health risks. The Company recorded a reinsurance recoverable of $5,135,090 and $5,667,307 as of December 31, 2003 and 2002, respectively, which are included in due from other companies on the statements of admitted assets, liabilities, and capital and surplus. The Company was also primarily liable to reinsurers for the amounts of $1,947,075 and $4,893,581 as of December 31, 2003 and 2002, respectively. Such liabilities are recorded in due to other companies on the statements of admitted assets, liabilities, and capital and surplus.

                                                                     (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                           December 31, 2003 and 2002

         A summary of reinsurance for each of the years in the two-year period ended December 31, 2003 follows:

                                                              ASSUMED        CEDED
                                              DIRECT         FROM OTHER     TO OTHER           NET
             DESCRIPTION                      AMOUNT         COMPANIES      COMPANIES         AMOUNT
---------------------------------------    ------------      ----------   -------------     ----------
2003:
     Life insurance in force (000's)       $  3,096,005        840,834      (1,618,337)      2,318,502
     Premiums:
        Life, annuity, and
           supplemental contracts            34,804,716      6,533,739     (12,333,366)     29,005,089
        Accident and health                 242,839,020         10,495    (159,424,571)     83,424,944
     Policy benefits:
        Life, annuity, and
           supplemental contracts            29,158,594      2,136,414      (3,502,572)     27,792,436
        Accident and health                 159,383,262       (365,804)   (105,073,586)     53,943,872
2002:
     Life insurance in force (000's)          3,315,195        797,248      (2,259,145)      1,853,298
     Premiums:
        Life, annuity, and
           supplemental contracts            38,710,725      2,315,476      (8,500,123)     32,526,078
        Accident and health                 215,428,669          2,551    (135,720,067)     79,711,153
     Policy benefits:
        Life, annuity, and
           supplemental contracts            30,542,552      1,759,378      (3,092,924)     29,209,006
        Accident and health                 147,419,936       (397,398)   (108,727,592)     38,294,946

         Future policy and claim reserves are stated after reduction of applicable reinsurance reserves, which aggregated approximately $18,589,356 in 2003 and $19,381,426 in 2002 on life business, and
         $40,221,447 in 2003 and $36,411,488 in 2002 on accident and health business. The Company is contingently liable for the portion of the policies reinsured in the event the reinsurance companies are unable to pay their portion of any resulting claim.

                                                                     (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                           December 31, 2003 and 2002

       The following table provides a summary of the significant reinsurance balances recoverable on paid and unpaid losses by reinsurer, along with the Standard and Poor's credit rating:

                                                                           RECOVERABLE         RECOVERABLE
                                                              CREDIT         ON PAID            ON UNPAID
              REINSURER                                       RATING          LOSSES              LOSSES
------------------------------------------                    ------       -----------         -----------
Everest Reinsurance Company                                     AA         $        --          4,308,232
American Trust Insurance Company Ltd.                           NR                  --          3,742,074
Centre Insurance Company                                       BBB-                 --          2,336,593
Employers Life Insurance Corporation                            B                   --          2,305,840
Swiss Re Life & Health America                                  AA                  --          1,900,848
Transatlantic Reinsurance Company                               AA                  --          1,811,397
General & Cologne Life Re of America                           AAA                  --          1,314,980
Standard Security Life Insurance Co. of NY                     BBB                  --          1,276,207
Arch Insurance Company                                          NR                  --          1,134,407
Commercial Travelers Mutual Insurance Co.                       NR                  --          1,105,213
Hannover Life Reassurance Co. of America                        NR                  --            898,328

                                                                     (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                           December 31, 2003 and 2002

(8)      DIRECT WRITTEN PREMIUMS

         Individual managing general agents (MGA) and third-party administrators
         (TPA) in which direct premiums written exceed 5% of total surplus at December 31 are as follows:

                                                         2003
---------------------------------------------------------------------------------------------------------------------------
           NAME AND ADDRESS OF                                                                              TOTAL DIRECT
             MANAGING GENERAL                                            TYPES OF        TYPES OF             PREMIUMS
             AGENT OR THIRD-                  FEIN      EXCLUSIVE        BUSINESS        AUTHORITY            WRITTEN/
           PARTY ADMINISTRATOR               NUMBER     CONTRACT         WRITTEN          GRANTED           PRODUCED BY
----------------------------------------   ----------   ---------   ------------------   ---------       ------------------
Aasist Insurance Services, Inc.            88-0426796      NO       Group A&H            UPCCAB          $        5,469,301
1575 Delucchi Lane                                                  (Excess loss)
Reno, NV  89502
---------------------------------------------------------------------------------------------------------------------------
Allied National, Inc.                      43-1625757      NO       Group A&H            UPCCAB                   2,963,752
911 Broadway
Kansas City, MO 64105
---------------------------------------------------------------------------------------------------------------------------
American Trust Administrators, Inc.        48-1066164      NO       Group Life           UPB                        442,319
7101 College Blvd #1200                                             Group A&H            UPCCAB                  16,511,963
Overland Park, KS 66210                                             (Excess loss)
                                                                    Individual A&H       PCCAB                    1,134,771
---------------------------------------------------------------------------------------------------------------------------
Arbor Benefit Group L.P.                   06-1587616      NO       Group A&H            UPCCAB                   2,726,718
281 Farmington Avenue                                               (Excess loss)
Farmington, CT  06032
---------------------------------------------------------------------------------------------------------------------------
Avesis, Third Party Administrators, Inc.   86-0349350      NO       Group A&H            UPCCAB                  11,772,092
10324 South Dolfield Road
Owings Mills, MD 21117
---------------------------------------------------------------------------------------------------------------------------
Bardon Insurance Group, Inc.               86-0898452      NO       Group A&H            UPCCAB                   8,379,530
8326 E. Hartford Drive, Suite 100                                   (Excess loss)
Scottsdale, AZ  85255-5466
---------------------------------------------------------------------------------------------------------------------------
East Coast Underwriters                    26-0067491      NO       Group Life           UPB                         32,752
961 E. Main Street                                                  Group A&H            UPCCAB                  12,719,966
Spartanburg, SC 29302                                               (Excess loss)
---------------------------------------------------------------------------------------------------------------------------
Excess Benefits, Inc.                      58-1897502      NO       Group A&H            UPCCCAB                  4,322,986
1566 Thompson Bridge Road                                           (Excess loss)
Gainsville, GA  30501
---------------------------------------------------------------------------------------------------------------------------
Special Insurance Services, Inc.           75-2195089      NO       Group Life           UPB                          1,431
6509 Windcrest Drive Suite 200                                      Group A&H            UPCCAB                  10,745,963
Plano, TX 75024
---------------------------------------------------------------------------------------------------------------------------
Voorhees Risk Management Inc.              22-3669968      NO       Group A&H            UPCCAB                  12,859,484
d/b/a Marlton Risk Group                                            (Excess loss)
Main Street Promenade, Suite 1100
Voorhees, NJ 08043
---------------------------------------------------------------------------------------------------------------------------
American Insurance Administrators, Inc.    31-1258935      NO       Group A&H            UPB                      7,445,381
3070 Riverside Drive                                                Individual A&H       UPB                        240,839
Columbus, OH 43221
---------------------------------------------------------------------------------------------------------------------------
Corporate Benefits Service, Inc.           56-1167792      NO       Group A&H            PCCA                     2,079,000
145 Scaleybark Road
Charlotte, NC  28209
---------------------------------------------------------------------------------------------------------------------------
Insurers Administrative Corp.              86-0344191      NO       GroupLife            UPCCAB                     802,307
2101 West Peoria Ave.                                               Group A&H            UPCCAB                  30,241,721
Suite 100
Phoenix, AZ 85029-4928
---------------------------------------------------------------------------------------------------------------------------
Interstate Specialty Marketing, Inc.       33-0177357      NO       Group Life           P                        5,435,295
17722 Irvine Blvd.                                                  Group A&H            UPB                          8,968
Tustin, CA 92780                                                    Individual Life      P                        1,940,309
                                                                    Group Annuity        P                        2,804,569
                                                                    Individual Annuity   P                          894,102
---------------------------------------------------------------------------------------------------------------------------
Forrest T. Jones & Company, Inc.           43-1451185      NO       Group Life           UPB                      1,397,163
3130 Broadway                                                       Group A&H            UPB                        744,349
Kansas City, MO 64111                                               Individual Life      UPB                        257,266
                                                                    Individual A&H       UPB                         16,579
                                                                    Individual Annuity   P                          684,517
---------------------------------------------------------------------------------------------------------------------------
Forrest T. Jones Consulting Company        43-1292250      NO       Group Life           UPB                        808,409
3130 Broadway                                                       Group Annuity        P                        5,853,925
Kansas City, MO 64111                                               Group A&H            UPB                      7,624,301
                                                                    Individual Life      UPB                         28,143
                                                                    Individual Annuity   P                          850,272
---------------------------------------------------------------------------------------------------------------------------
Grouplink, Inc.                            35-1640589      NO       Group A&H            PCCAB                    3,733,528
6612 E. 75th Street Suite 200
Indianapolis, IN  46250
---------------------------------------------------------------------------------------------------------------------------
Northwind, LLC                             23-3081650      NO       Group A&H            UPB                      5,071,198
1595 Paoli Pike, Suite 103
Westchester, PA  19380
---------------------------------------------------------------------------------------------------------------------------
Pacific Educators, Inc.                    95-2706278      NO       Group Life           P                          153,628
2808 E. Katella Avenue                                              Group A&H            UPB                        988,965
Suite 101                                                           Individual Life      P                          419,434
Orange, CA 92867-5299                                               Individual A&H       UPB                        678,710
---------------------------------------------------------------------------------------------------------------------------
               Total                                                                                            171,285,906
Premiums from individual TPAs and MGAs which are less than 5% of total surplus                                   10,560,202
                                                                                                         ------------------
               Total                                                                                     $      181,846,108
                                                                                                         ==================

C--Claims Payment; CA--Claims Adjustment; R--Reinsurance Ceding; B--Binding Authority; P--Premium Collection; U--Underwriting

                                                                     (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                           December 31, 2003 and 2002

                                                                2002
-----------------------------------------------------------------------------------------------------------------------------
         NAME AND ADDRESS OF                                                                                   TOTAL DIRECT
           MANAGING GENERAL                                                TYPES OF         TYPES OF             PREMIUMS
           AGENT OR THIRD-                   FEIN      EXCLUSIVE           BUSINESS        AUTHORITY             WRITTEN/
         PARTY ADMINISTRATOR                NUMBER      CONTRACT           WRITTEN          GRANTED             PRODUCED BY
---------------------------------------   ----------   ---------      ------------------   ---------          ---------------
A.G.I.A., Inc.                            95-2409500       NO         Group Life            UPB               $       644,166
1155 Eugenia Place                                                    Group A&H             UPCCAB                  2,831,653
Carpinteria, CA 93013-2062
-----------------------------------------------------------------------------------------------------------------------------
Alliance Benefit Management               31-1413132       NO         Group Life            P                          49,047
225 Green Meadows Dr. South                                           Group A&H             PCCA                   10,955,839
Westerville, OH 43081                                                 (Excess loss)
-----------------------------------------------------------------------------------------------------------------------------
Allied National, Inc.                     43-1625757       NO         Group A&H             UPCCAB                  4,032,332
911 Broadway
Kansas City, MO 64105
-----------------------------------------------------------------------------------------------------------------------------
American Trust Administrators, Inc.       48-1066164       NO         Group Life            UPB                       613,634
7101 College Blvd #1200                                               Group A&H             UPCCAB                 19,453,173
Overland Park, KS 66210                                               (Excess loss)
                                                                      Individual A&H        PCCAB                   1,091,458
-----------------------------------------------------------------------------------------------------------------------------
Avesis, Inc.                              86-0349350       NO         Group A&H             UPCCAB                  6,666,584
10324 South Dolfield Road
Owings Mills, MD 21117
-----------------------------------------------------------------------------------------------------------------------------
East Coast Underwriters                   57-1114583       NO         Group Life            UPB                        13,023
333 S. Pine Street                                                    Group A&H             UPCCAB                  5,245,032
Spartanburg, SC 29302                                                 (Excess loss)
-----------------------------------------------------------------------------------------------------------------------------
Special Insurance Services, Inc.          75-2195089       NO         Group A&H             UPCCAB                  7,550,995
6509 Windcrest Drive Suite 200
Plano, TX 75024
-----------------------------------------------------------------------------------------------------------------------------
American Insurance Administrators, Inc.   31-1258935       NO         Group Life            UPB
3070 Riverside Drive                                                  Group A&H             UPB                     6,776,535
Columbus, OH 43221                                                    Individual A&H        UPB                       224,800
-----------------------------------------------------------------------------------------------------------------------------
Insurers Administrative Corp.             86-0344191       NO         Group Life            UPCCAB                  1,054,548
2101 West Peoria Ave.                                                 Group A&H             UPCCAB                 45,262,394
Suite 100
Phoenix, AZ 85029-4928
-----------------------------------------------------------------------------------------------------------------------------
Interstate Specialty Marketing, Inc.      33-0177357       NO         Group Life            P                       7,041,237
17712 Irvine Blvd.                                                    Group A&H             UPB                           718
Tustin, CA 92780                                                      Individual Life       P                       2,330,361
                                                                      Group Annuity         P                       2,308,865
                                                                      Individual Annuity    P                       1,247,768
-----------------------------------------------------------------------------------------------------------------------------
Forrest T. Jones & Company, Inc.          43-1451185       NO         Group Life            UFB                     1,468,536
3130 Broadway                                                         Group A&H             UPB                       867,547
Kansas City, MO 64111                                                 Individual Life       UPB                       288,658
                                                                      Individual A&H        UPB                        25,904
                                                                      Individual Annuity    P                         758,729
-----------------------------------------------------------------------------------------------------------------------------
Forrest T. Jones Consulting Company       43-1292250       NO         Group Life            UPB                       774,834
3130 Broadway                                                         Group Annuity         P                       6,009,584
Kansas City, MO 64111                                                 Group A&H             UPB                     7,927,271
                                                                      Individual Life       UPB                        30,273
                                                                      Individual Annuity    P                         253,757
-----------------------------------------------------------------------------------------------------------------------------
Northwind, LLC                            23-3081650       NO         Group A&H             UPB                     6,464,449
961 Pottstown Pike
Chester Springs, PA 19424
-----------------------------------------------------------------------------------------------------------------------------
Pacific Educators, Inc.                   95-2706278       NO         Group Life            P                         155,208
2808 E. Katella Avenue                                                Group A&H             UPB                       888,989
Suite 101                                                             Individual Life       P                         426,385
Orange, CA 92867-5299                                                 Individual A&H        UPB                       654,362
-----------------------------------------------------------------------------------------------------------------------------
Voorhees Risk Management Inc.             22-3669968       NO         Group A&H             UPCCAB                 14,421,557
d/b/a Marlton Risk Group                                              (Excess loss)
Main Street Promenade, Suite 1100
Voorhees, NJ 08043
-----------------------------------------------------------------------------------------------------------------------------
                 Total                                                                                            166,810,205

Premiums from individual TPAs and MGAs which are less than 5% of total surplus                                     10,850,450
                                                                                                              ---------------
                 Total                                                                                        $   177,660,655
                                                                                                              ===============

C--Claims Payment; CA--Claims Adjustment; R--Reinsurance Ceding; B--Binding Authority; P--Premium Collection; U--Underwriting

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                           December 31, 2003 and 2002

(9) ANNUITY ACTUARIAL RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS

         Withdrawal characteristics of annuity reserves and deposit-type contracts and other liabilities without life or disability contingencies at December 31 are as follows:

                                                                                         DECEMBER 31, 2003
                                                                            -----------------------------------------
                                                                                   AMOUNT              % OF TOTAL
                                                                            -------------------      ----------------
Subject to discretionary withdrawal:
     (1)   With market value adjustment                                        $           --                   --
     (2)   At book value, less current surrender charge
              of 5% or more                                                        66,091,391                23.72%
     (3)   At fair value                                                            3,956,739                 1.42%
                                                                               --------------             --------
     (4)   Total with adjustment or at market value                                70,048,130                25.14%
     (5)   At book value without adjustment
              (minimal or no charge)                                              183,811,790                65.96%
Not subject to discretionary withdrawal                                            24,822,123                 8.91%
                                                                               --------------             --------
                 Total (gross)                                                    278,682,043               100.00%
                                                                                                          ========
Reinsurance ceded                                                                   4,000,000
                                                                               --------------
                 Total (net)                                                   $  274,682,043
                                                                               ==============

                                                                                       DECEMBER 31, 2002
                                                                            -----------------------------------------
                                                                                  AMOUNT              % OF TOTAL
                                                                            -------------------   -------------------
Subject to discretionary withdrawal:
     (1)   With market value adjustment                                          $         --               --
     (2)   At book value, less current surrender charge
              of 5% or more                                                        64,472,678            24.29%
     (3)   At fair value                                                            3,127,100             1.18%
                                                                                 ------------           ------
     (4)   Total with adjustment or at market value                                67,599,778            25.47%
     (5)   At book value without adjustment
              (minimal or no charge)                                              174,467,754            65.74%
Not subject to discretionary withdrawal                                            23,320,656             8.79%
                                                                                 ------------           ------
                 Total (gross)                                                    265,388,188           100.00%
                                                                                                        ======
Reinsurance ceded                                                                   5,000,000
                                                                                 ------------
                 Total (net)                                                     $260,388,188
                                                                                 ============

                                       26                            (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                           December 31, 2003 and 2002

(10)     AGGREGATE RESERVES AND CLAIMS RESERVES FOR ACCIDENT AND HEALTH POLICIES

         The claims portion of aggregate reserves and claims reserves for accident and health policies are based on estimates, which are subject to uncertainty. Uncertainty regarding reserves of a given accident year is gradually reduced as new information emerges each succeeding year, thereby allowing more reliable reevaluations of such reserves. While management believes that reserves as of December 31, 2003 are adequate, uncertainties in the reserving process could cause such reserves to develop favorably or unfavorably in the near term as new or additional information emerges. Any adjustment to reserves is reflected in the operating results of the periods in which they are made. Movements in reserves that are small relative to the amount of such reserves could significantly impact future reported earnings of the Company.

                                                                                    2003                  2002
                                                                             -------------------   ------------------
Balance at January 1, net of reinsurance recoverables of
     $29,653,720 and $39,092,795 in 2003 and 2002, respectively                 $   17,996,837          27,313,159
                                                                                --------------        ------------
Incurred related to:
     Current year                                                                   54,304,669          33,852,278
     Prior years                                                                    (1,231,295)         (1,217,191)
                                                                                --------------        ------------
                 Total incurred                                                     53,073,374          32,635,087
                                                                                --------------        ------------
Paid related to:
     Current year                                                                   47,058,650          26,414,655
     Prior years                                                                     5,704,509          15,536,754
                                                                                --------------        ------------
                 Total paid                                                         52,763,159          41,951,409
                                                                                --------------        ------------
Balance at December 31, net of reinsurance recoverables of
     $33,638,634 and $29,653,720 in 2003 and 2002, respectively                 $   18,307,052          17,996,837
                                                                                ==============        ============

         As a result of changes in estimates of claims incurred in prior years, the accident and health claim reserves incurred decreased by $1,231,295 during 2003. The change in amounts is the result of normal reserve developments inherent in the uncertainty of establishing the liability for accident and health claim reserves. Paid claims in 2002 are higher than in 2001 due to higher incidence of losses.

                                       27                            (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                           December 31, 2003 and 2002

(11)     SEPARATE ACCOUNTS

         The separate accounts held by the Company relate to individual variable annuities of nonguaranteed value. The net investment experience of the separate accounts is credited directly to the policyholder and can be a positive or negative. These variable annuities provide an incidental death benefit of the greater of the account value or the premium less surrenders. The assets and the liability of these accounts are carried at market. This business is represented in the table below.

                                                                                                     NONGUARANTEED
                                                                                                        ACCOUNTS
                                                                                                  ------------------
Premiums, considerations, or deposits for the year ended December 31, 2003                            $   388,099
Reserves at December 31, 2003 for accounts with assets at:
     Market value (MV)                                                                                  3,956,739
     Amortized cost                                                                                            --
                                                                                                      -----------
                                                                                                      $ 4,344,838
                                                                                                      ===========
By withdrawal characteristics:
     Subject to discretionary withdrawal                                                              $        --
     With MV adjustment                                                                                        --
     At book value without MV adjustment and with current surrender charge
        of 5% or more                                                                                          --
     At market value                                                                                    4,344,838
     At book value without MV                                                                                  --
                                                                                                      -----------
                 Subtotal                                                                               4,344,838

Not subject to discretionary withdrawal                                                                        --
                                                                                                      -----------
                 Total                                                                                $ 4,344,838
                                                                                                      ===========

         Transfers as reported in the summary of operations of the separate accounts statement:

                                                                                     2003                  2002
                                                                              ----------------         ------------
Transfers to separate accounts for premiums                                    $     388,099             539,365
Transfers from separate accounts, other                                             (413,898)           (396,926)
                                                                               -------------            --------
                 Net transfers to (from) separate accounts                     $     (25,799)            142,439
                                                                               =============            ========
Transfers as reported in the statutory statements of operations
     of the Company                                                            $     (25,799)            142,439

                                       28                            (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                           December 31, 2003 and 2002

(12)     COMMITMENTS AND CONTINGENCIES

         As a condition of doing business, all states and jurisdictions have adopted laws requiring membership in the insurance guarantee funds. The Company is unable to estimate the possible amounts, if any, of such assessments at this time. Accordingly, the Company is unable to determine the impact, if any, such assessments may have on the Company's financial position or results of operations.

         The Company is named defendant in various lawsuits by policyholders alleging breach of the Company's covenant of good faith and fair dealings. The lawsuits, although various in nature, are primarily the result of the Company denying benefits, as it is the Company's interpretation that the plaintiffs misrepresented the facts in applying for a policy or the claims in question were not covered by the policy acquired. Lawsuits of this type are commonplace in the industry. The Company is also involved in several disputes with its reinsurance companies and third-party administrators. These disputes typically involve discrepancies between how much is owed between the parties. The Company intends to vigorously defend against these lawsuits and disputes and is of the opinion that even if the Company is held liable, any monetary damages assessed would probably not exceed the current reserves for these claims and, if so, the amount would not have a material impact on the Company's statutory financial statements.

(13)     REGULATORY MATTERS

         DIVIDEND RESTRICTIONS--Regulatory restrictions on statutory surplus limit the amount of dividends available for distribution without prior approval of regulatory authorities. Without prior approval of its domiciliary commissioner, dividends to common shareholders are limited by the laws of the Company's state of incorporation, Missouri, to $4,330,182, an amount that is based on restrictions relating to statutory surplus.

         RISK-BASED CAPITAL--The NAIC has developed risk-based capital (RBC) standards that relate a life insurer's reported statutory capital and surplus to the risks inherent in its overall operations. The RBC formula uses the statutory annual statement to calculate the minimum indicated capital level to protect the Company from various risks that it faces, such as asset risk, underwriting risk, and credit risk. The NAIC model law calls for various levels of regulatory action based on the magnitude of an indicated RBC capital deficiency, if any. The Company continues to monitor its internal capital requirements and the NAIC's RBC requirements. At December 31, 2003, the Company's total adjusted capital was in excess of the minimum capital requirements for all RBC action levels. Management believes that the Company's capital levels are sufficient to support the level of risk inherent in its operations.

                                       29                            (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                           December 31, 2003 and 2002

(14)     RECONCILIATION TO ANNUAL STATEMENT

         The following schedule reconciles the Company's annual statement to the audited statutory financial statements for the year ended December 31, 2003:

                                                                                  PER THE
                                                                                ACCOMPANYING
                                                                                 STATUTORY              PER THE
                                                                                 FINANCIAL               ANNUAL
                                                                                 STATEMENTS            STATEMENT
                                                                             -------------------     --------------
Net realized capital gains (losses), less capital gains tax (1)                $   (1,083,105)        (1,569,902)
                                                                               ==============         ==========
Statutory net income                                                           $    3,001,481          2,514,683
                                                                               ==============         ==========
Change in asset valuation reserve                                              $      440,981            308,572
                                                                               ==============         ==========

         (1) The asset valuation reserve was adjusted to properly reclassify this loss from unrealized to realized loss and recognize the deferred tax asset, which was taken in the financial statements in the prior year and the annual statement in the current year.

         The following schedule reconciles the Company's annual statement to the audited statutory financial statements for the year ended December 31, 2002:

                                                                                  PER THE
                                                                                ACCOMPANYING
                                                                                 STATUTORY              PER THE
                                                                                 FINANCIAL               ANNUAL
                                                                                 STATEMENTS            STATEMENT
                                                                            -------------------   -------------------
Net realized capital gains (losses), less capital gains tax (1)                 $  (373,700)           (2,866,892)
                                                                                ===========           ===========
Statutory net income                                                            $ 2,583,460                90,264
                                                                                ===========           ===========
Asset valuation reserve                                                         $ 2,129,314             1,996,905
                                                                                ===========           ===========
Capital and surplus                                                             $45,367,076            45,499,486
                                                                                ===========           ===========

         (1) Other-than-temporary decline in the fair value of investments is recorded in the statements of operations rather than through the statements of changes in capital and surplus. The asset valuation reserve and the related net deferred tax assets were adjusted to properly reclassify this loss from unrealized to realized loss and recognize the deferred tax asset.

                                       30                            (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                           December 31, 2003 and 2002

(15)     FAIR VALUE OF FINANCIAL INSTRUMENTS

         The fair values of investment securities, including short-term investments and cash, are estimated based on prices received from the Securities Valuation Office of the NAIC or third-party securities dealers. Cash and short-term investment fair values approximate their carrying values. The following chart provides the amortized cost and estimated fair value of investment securities at December 31, 2003 and 2002:

                                                          2003                                   2002
                                         -------------------------------------  -------------------------------------
                                            STATEMENT           ESTIMATED          STATEMENT           ESTIMATED
             DESCRIPTION                      VALUE             FAIR VALUE           VALUE             FAIR VALUE
---------------------------------------  -----------------   -----------------  -----------------   -----------------
Bonds:
     U.S. Treasury securities
        and obligations of
        U.S. Government
        corporations and agencies        $     51,636,069         52,345,845        51,636,069          52,345,875
     Corporate securities                     166,766,202        169,979,569       166,766,202         169,979,569
     Mortgage-backed securities               114,382,976        114,382,976       114,382,976         114,382,976
                                         ----------------      -------------       -----------         -----------
                    Total                $    332,785,247        336,708,390       332,785,247         336,708,420
                                         ================      =============       ===========         ===========
Preferred stock:
     Industrial and miscellaneous        $        250,000             14,000            14,000              14,000

Common stock:
     Banks, trusts, and insurance
        companies                        $        134,676            129,628           129,628             129,628
     Industrial and miscellaneous               1,664,247          1,018,610         1,018,610           1,018,610
                                         ----------------      -------------       -----------         -----------
                    Total                $      1,798,923          1,148,238         1,148,238           1,148,238
                                         ================      =============       ===========         ===========
Other invested assets                    $      4,456,217          4,456,217         3,352,160           3,352,160
Mortgage loans                                  7,940,445          7,940,445         3,600,000           3,600,000

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                        Statutory Selected Financial Data

                                December 31, 2003

Investment income earned:
      Government bonds                                                                                      $     4,609,683
      Other bonds (unaffiliated)                                                                                 14,713,805
      Bonds of affiliates                                                                                                --
      Preferred stocks (unaffiliated)                                                                                    --
      Preferred stocks of affiliates                                                                                     --
      Common stocks (unaffiliated)                                                                                   22,049
      Common stocks of affiliates                                                                                        --
      Mortgage loans                                                                                                363,150
      Real estate                                                                                                        --
      Premium notes, policy loans, and liens                                                                        172,114
      Collateral loans                                                                                                   --
      Cash on hand and on deposit                                                                                        --
      Short-term investments                                                                                        273,060
      Other invested assets                                                                                              --
      Derivative instruments                                                                                             --
      Aggregate write-in for investment income                                                                      323,234
                                                                                                            ---------------
                              Gross investment income                                                       $    20,477,095
Real estate owned--book value less encumbrances                                                             $            --

Mortgage loans--book value:
      Farm mortgages                                                                                        $            --
      Residential mortgages                                                                                              --
      Commercial mortgages                                                                                        7,940,445
                                                                                                            ---------------
                              Total mortgage loans                                                          $     7,940,445
                                                                                                            ===============
Mortgage loans by standing--book value:
      Good standing                                                                                         $     7,940,445
      Good standing with restructured terms                                                                              --
      Interest overdue more than three months, not in foreclosure                                                        --
      Foreclosure in process                                                                                             --
Other long-term assets--statement value                                                                     $     4,456,217
Collateral loans                                                                                                         --

Bonds and stocks of parent, subsidiaries, and affiliates--book value:
      Bonds                                                                                                 $            --
      Preferred stocks                                                                                                   --
      Common stocks                                                                                                      --

Bonds and short-term investments--by maturity and class:
      By maturity--statement value:
               Due within one year or less                                                                  $    23,212,143
               Over one year through five years                                                                  47,667,130
               Over five years through ten years                                                                 50,476,669
               Over ten years through twenty years                                                               42,987,718
               Over twenty years                                                                                204,911,660
                                                                                                            ---------------
                              Total bonds and short-term investments--by maturity                           $   369,255,320
                                                                                                            ===============

                                       32                            (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                        Statutory Selected Financial Data

                                December 31, 2003

  By class--statement value:
            Class 1                                                                                         $   302,616,709
            Class 2                                                                                              49,861,858
            Class 3                                                                                              10,054,812
            Class 4                                                                                               5,566,674
            Class 5                                                                                                 765,629
            Class 6                                                                                                 389,638
                                                                                                            ---------------
                              Total bonds and short-term investments--by class                              $   369,255,320
                                                                                                            ===============
Total bonds publicly traded                                                                                 $   358,700,916
Total bonds privately placed                                                                                             --
Preferred stocks--statement value                                                                                    31,500
Common stocks--market value, including investment in subsidiary                                                   1,050,249
Short-term investments--book value                                                                               10,554,403
Financial options owned--statement value                                                                                 --
Financial options written and in force--statement value                                                                  --
Financial futures contracts open--current price                                                                          --
Cash on deposit                                                                                                   1,094,593

Life insurance in force:
  Industrial                                                                                                             --
  Ordinary                                                                                                  $       187,874
  Credit life                                                                                                        27,214
  Group life                                                                                                      2,103,414

Amount of accidental death insurance in force under ordinary policies                                       $       135,482

Life insurance policies with disability provisions in force:
  Industrial                                                                                                $            --
  Ordinary                                                                                                          108,884
  Credit life                                                                                                            --
  Group life                                                                                                      2,044,177

Supplementary contracts in force:
  Ordinary--not involving life contingencies:
            Amount on deposit                                                                               $         2,592
            Income payable                                                                                            1,764
  Ordinary--involving life contingencies:
            Income payable                                                                                          100,118
  Group--not involving life contingencies:
            Amount on deposit                                                                                    11,681,067
            Income payable                                                                                        1,716,019
  Group--involving life contingencies:
            Income payable                                                                                        1,986,460

Annuities:
  Ordinary:
            Immediate--amount of income payable                                                             $            --
            Deferred--fully paid account balance                                                                 17,456,645
            Deferred--not fully paid account balance                                                             25,958,077

                                       33                            (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                        Statutory Selected Financial Data

                                December 31, 2003

    Group:
                Immediate--amount of income payable                                                         $            --
                Deferred--fully paid account balance                                                                     --
                Deferred--not fully paid account balance                                                        214,795,748
Accident and health insurance--premiums in force:
    Ordinary                                                                                                $     2,303,329
    Group                                                                                                       237,112,945
    Credit                                                                                                               --
Deposit funds and dividend accumulations:
    Deposit funds--account balance                                                                          $            --
    Dividend accumulations--account balance                                                                              --

Claim payments:
    Group accident and health--year ended December 31, 2003:
                2003                                                                                        $    46,527,227
                2002                                                                                             26,192,073
                2001 and prior                                                                                   15,262,512

    Other accident and health:
                2003                                                                                        $       531,423
                2002                                                                                                222,582
                2001 and prior                                                                                      374,242

    Other coverages that use developmental methods to calculate claims reserves:
                2003                                                                                        $            --
                2002                                                                                                     --
                2001 and prior                                                                                           --

See accompanying independent auditors' report.

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                      Statutory Summary Investment Schedule

                                December 31, 2003

                                                                                                        ADMITTED ASSETS AS REPORTED
                                                                            GROSS INVESTMENT HOLDINGS     IN THE ANNUAL STATEMENT
                                                                            -------------------------  -----------------------------
                          INVESTMENT CATEGORIES                                AMOUNT     PERCENTAGE         AMOUNT    PERCENTAGE
-----------------------------------------------------------------------------------------------------  -----------------------------
Bonds:
    U.S. Treasury securities                                                $  9,371,431      2.3%       $  9,371,431     2.3%
    U.S. Government agency and corporate obligations
         (excluding mortgage-backed securities):
              Issued by U.S. Government agencies                                      --       --                  --      --
              Issued by U.S. Government-sponsored agencies                            --       --                  --      --
    Foreign government (including Canada, excluding
         mortgage-backed securities)                                                  --       --                  --      --
    Securities issued by states, territories, and
         possessions, and political subdivisions in the U.S.:
              States, territories, and possessions general
                   obligations                                                 1,910,923      0.5           1,910,923     0.5
              Political subdivisions of states, territories, and
                   possessions, and political subdivision
                   general obligations                                         7,733,030      1.9           7,733,030     1.9
              Revenue and assessment obligations                              33,979,630      8.5          33,979,630     8.5
              Industrial development and similar obligations                          --       --                  --      --
    Mortgage-backed securities (including residential and commercial MBS):
              Pass-through securities:

                   Guaranteed by GNMA                                        189,885,596     47.5         189,885,596    47.6
                   Issued by FNMA and FHLMC                                           --       --                  --      --
                   Privately issued                                                   --       --                  --      --
              CMOs and REMICs:

                   Issued by FNMA and FHLMC                                   11,297,401      2.8          11,297,401     2.8
                   Privately issued and collateralized by MBS,
                          issued or guaranteed by GNMA, FNMA,
                          or FHLMC                                             1,110,294      0.3           1,110,294     0.3
                   All other privately issued                                         --       --                  --      --
Other debt and other fixed income securities (excluding short-term):
         Unaffiliated domestic securities (includes credit
                   tenant loans rated by the SVO)                            103,412,612     25.9         103,412,611    25.9
         Unaffiliated foreign securities                                              --       --                  --      --
         Affiliated securities                                                        --       --                  --      --
Equity interests:
    Investments in mutual funds                                                       --       --                  --      --
    Preferred stocks:
         Affiliated                                                                   --       --                  --      --
         Unaffiliated                                                            250,000      0.1              31,500     0.0
    Publicly traded equity securities (excluding preferred stocks):
              Affiliated                                                              --       --                  --      --
              Unaffiliated                                                     1,355,451      0.3           1,050,247     0.3
    Other equity securities:
         Affiliated                                                                   --       --                  --      --
         Unaffiliated                                                                 --       --                  --      --
    Other equity interests, including tangible personal
         property under lease:
              Affiliated                                                              --       --                  --      --
              Unaffiliated                                                            --       --                  --      --

                                       35                            (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                      Statutory Summary Investment Schedule

                                December 31, 2003

                                                                                                        ADMITTED ASSETS AS REPORTED
                                                                            GROSS INVESTMENT HOLDINGS     IN THE ANNUAL STATEMENT
                                                                            -------------------------  ----------------------------
                     INVESTMENT CATEGORIES                                      AMOUNT    PERCENTAGE      AMOUNT       PERCENTAGE
-----------------------------------------------------------------           ------------  -----------  ------------   ------------
Mortgage loans:
    Construction and land development                                       $         --       --      $         --          --
    Agricultural                                                                      --       --                --          --
    Single-family residential properties                                              --       --                --          --
    Multifamily residential properties                                                --       --                --          --
    Commercial loans                                                           7,940,445      2.0         7,940,445         2.0
Real estate investments:
    Property occupied by company                                                      --       --                --          --
    Property held for production of income (includes $0
         of property acquired in satisfaction of debt)                                --       --                --          --
    Property held for sale ($0, including property
         acquired in satisfaction of debt)                                            --       --                --          --
Policy loans                                                                   6,281,921      1.6         6,281,921         1.6
Receivables for securities                                                            --       --                --          --
Cash and short-term investments                                               20,649,021      5.2        20,649,021         5.2
Other invested assets                                                          4,456,217      1.1         4,456,217         1.1
                                                                            ------------  -------      ------------     -------
                        Total invested assets                               $399,633,972    100.0%     $399,110,267       100.0%
                                                                            ============  =======      ============     =======

See accompanying independent auditors' report.

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

             Statutory Schedule of Investment Risks Interrogatories

                           December 31, 2003 and 2002

Answer the following interrogatories by stating the applicable U.S. dollar amounts and percentages of the reporting entity's total admitted assets held in that category of investments as shown on the Summary Investment Schedule. All reporting entities must answer interrogatories 1, 2, 3, 4, 11, and, if applicable, 20 through 24. Answer each of the interrogatories 5 through 19 (except 11) only if the reporting entity's aggregate holding in the gross investment category addressed in that interrogatory equals or exceeds 2.5% of the reporting entity's total admitted assets. For Life, Health and Fraternal blanks, responses are to exclude Separate Accounts.

1. State the reporting entity's total admitted assets as reported on Page 2 of the annual statement. $418,280,621

2. State by investment category the 10 largest exposures to a single issuer/borrower/investment, excluding U.S. Government, U.S. Government agency securities, and those U.S. Government money market funds listed in the Appendix to the SVO Purposes and Procedures Manual as exempt, property occupied by the company, and policy loans.

                                                                               PERCENT OF
                                                                             TOTAL ADMITTED
                        INVESTMENT CATEGORY                      AMOUNT          ASSETS
           -----------------------------------------          ------------   --------------
2.01       California Rural Home Mortgage Review              $  7,088,795       1.695%
2.02       Weyerhaeuser Co.                                      4,402,440       1.053%
2.03       Continental Corp                                      3,500,000       0.837%
2.04       Mountain Fuel Supply                                  3,500,000       0.837%
2.05       Hydro-Qubec                                           3,479,799       0.832%
2.06       Mississippi Stree                                     3,450,030       0.825%
2.07       Belton MO Tax Increment Rev                           3,400,000       0.813%
2.08       American General Financial Corp.                      3,397,909       0.812%
2.09       Archer Daniels Midland                                3,371,283       0.806%
2.10       Coca-Cola Enterprises                                 3,223,303       0.771%

                                       37                            (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

             Statutory Schedule of Investment Risks Interrogatories

                           December 31, 2003 and 2002

3. State the amounts and percentages of the reporting entity's total admitted assets held in bonds and preferred stocks by NAIC rating.

                                                                               PERCENT OF
                                                                             TOTAL ADMITTED
                                   BONDS                     AMOUNT              ASSETS
               ---------------------------------------   -------------       --------------
3.01           NAIC-1                                    $ 302,616,710          72.348%
3.02           NAIC-2                                       49,861,859          11.921%
3.03           NAIC-3                                       10,054,812           2.404%
3.04           NAIC-4                                        5,566,674           1.331%
3.05           NAIC-5                                          765,629           0.183%
3.06           NAIC-6                                          389,638           0.093%

                              PREFERRED STOCK
               ---------------------------------------
3.07           P/RP-1                                    $          --           0.000%
3.08           P/RP-2                                               --           0.000%
3.09           P/RP-3                                               --           0.000%
3.10           P/RP-4                                               --           0.000%
3.11           P/RP-5                                               --           0.000%
3.12           P/RP-6                                           31,500           0.008%

4. State the amounts and percentages of the reporting entity's total admitted assets held in foreign investments (regardless of whether there is any foreign currency exposure) and unhedged foreign currency exposure (defined as the statement value of investments denominated in foreign currencies which are not hedged by financial instruments qualifying for hedge accounting as specified in SSAP No. 31 - Derivative Instruments), including:

         (4.01)   Foreign-currency-denominated investments of $0;

         (4.02) Supporting insurance liabilities denominated in that same foreign currency of $0; and, excluding

         (4.03) Canadian investments and currency exposure of $0. Assets held in foreign investments less than 2.5% of the reporting entity's total admitted assets; therefore, detail not required for interrogatories 5 - 10.

         (4.04)                                                 Yes [ X ] No [ ]

5. Aggregate foreign investment exposure categorized by NAIC sovereign rating:

                                            AMOUNT              PERCENTAGE
                                          ---------             ----------
5.01           NAIC-1                     $      --               0.000%
5.02           NAIC-2                            --               0.000%
5.03           NAIC-3                            --               0.000%

                                       38                            (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

             Statutory Schedule of Investment Risks Interrogatories

                           December 31, 2003 and 2002

6. Two largest foreign investment exposures to a single country, categorized by the country's NAIC sovereign rating:

                                                AMOUNT          PERCENTAGE
                                              -----------       ----------
Countries rated NAIC-1:
6.01  Country:                                $       --          0.000%
6.02  Country:                                        --          0.000%

Countries rated NAIC-2:
6.03  Country:                                        --          0.000%
6.04  Country:                                        --          0.000%

Countries rated NAIC-3
6.05  Country:                                        --          0.000%
6.06  Country:                                        --          0.000%

7.       Aggregate unhedged foreign currency exposure $0              0%

8. Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:

                                                         AMOUNT        PERCENTAGE
                                                       ---------       ----------
8.01  Countries rated NAIC-1                           $      --         0.000%
8.02  Countries rated NAIC-2                                  --         0.000%
8.03  Countries rated NAIC-3 or below                         --         0.000%

9. Two largest unhedged foreign currency exposures to a single country, categorized by the country's NAIC sovereign rating:

                                                         AMOUNT       PERCENTAGE
                                                       ---------      ----------
Countries rated NAIC-1:
9.01    Country:                                       $     --        0.000%
9.02    Country:                                             --        0.000%

Countries rated NAIC-2:
9.03    Country:                                             --        0.000%
9.04    Country:                                             --        0.000%

Countries rated NAIC-3 or below:
9.05    Country:                                             --        0.000%
9.06    Country:                                             --        0.000%

                                       39                            (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

             Statutory Schedule of Investment Risks Interrogatories

                           December 31, 2003 and 2002

10. List the 10 largest nonsovereign (i.e., nongovernmental) foreign issues:

                                                         AMOUNT         PERCENTAGE
                                                       -----------      ----------
10.01          NAIC rating:                            $       --         0.000%
10.02          NAIC rating:                                    --         0.000%
10.03          NAIC rating:                                    --         0.000%
10.04          NAIC rating:                                    --         0.000%
10.05          NAIC rating:                                    --         0.000%
10.06          NAIC rating:                                    --         0.000%
10.07          NAIC rating:                                    --         0.000%
10.08          NAIC rating:                                    --         0.000%
10.09          NAIC rating:                                    --         0.000%
10.10          NAIC rating:                                    --         0.000%

11. State the amounts and percentages of the reporting entity's total admitted assets held in Canadian investments and unhedged Canadian currency exposure, including Canadian-currency-denominated investments of:

                                                                         AMOUNT       PERCENTAGE
                                                                        ---------     ----------
11.01                                                                   $      --       0.000%
Supporting Canadian-denominated insurance liabilities of 11.01                 --       0.000%

         Assets held in Canadian investments less than 2.5% of the reporting entity's total admitted assets; therefore, detail not required for
         interrogatory 12. (11.03)                                Yes [X] No [ ]

12.      Aggregate Canadian investment exposure:

                                                                          AMOUNT      PERCENTAGE
                                                                        ---------     ----------
12.01          Canadian investments                                      $     --       0.000%
12.02          Unhedged Canadian currency exposure                             --       0.000%

                                       40                            (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

             Statutory Schedule of Investment Risks Interrogatories

                           December 31, 2003 and 2002

13. State the aggregate amounts and percentages of the reporting entity's total admitted assets held in investments with contractual sales restrictions (defined as investments having restrictions that prevent investments from being sold within 90 days).

         Assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity's total admitted assets; therefore,
         detail not required for interrogatory 13.                Yes [X] No [ ]

                                                                          AMOUNT      PERCENTAGE
                                                                        ---------     ----------
13.01          Aggregate statement value of investments
                 with contractual sales restrictions                    $     --        0.000%
               Largest three investments with contractual
                 sales restrictions:
13.02                                                                         --        0.000%
13.03                                                                         --        0.000%
13.04                                                                         --        0.000%

14. State the amounts and percentages of admitted assets held in the largest 10 equity interests (including investments in the shares of mutual funds, preferred stocks, publicly traded equity securities, and other equity securities, and excluding money market and bond mutual funds listed in the Appendix to the SVO Practices and Procedures Manual as exempt or Class 1).

         Assets held in equity interests less than 2.5% of the reporting entity's total admitted assets; therefore, detail not required for
         interrogatory 14.                                        Yes [X] No [ ]

                         INVESTMENT CATEGORY             AMOUNT          PERCENTAGE
                         -------------------             ------          ----------
14.01                                                  $       --          0.000%
14.02                                                          --          0.000%
14.03                                                          --          0.000%
14.04                                                          --          0.000%
14.05                                                          --          0.000%
14.06                                                          --          0.000%
14.07                                                          --          0.000%
14.08                                                          --          0.000%
14.09                                                          --          0.000%
14.10                                                          --          0.000%

                                       41                     (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

             Statutory Schedule of Investment Risks Interrogatories

                           December 31, 2003 and 2002

15. State the amounts and percentages of the reporting entity's total admitted assets held in nonaffiliated, privately placed equities (included in other equity securities) and excluding securities eligible for sale under Securities Exchange Commission (SEC) Rule 144a or SEC Rule 144 without volume restrictions.

         Assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity's total admitted assets; therefore, detail not
         required for interrogatory 15.                           Yes [X] No [ ]

                                                                          AMOUNT    PERCENTAGE
                                                                        ---------   ----------
15.01          Aggregate statement value of investments held in
                 nonaffiliated, privately placed equities               $     --       0.000%
               Largest three investments held in nonaffiliated
                 privately placed equities:
15.02                                                                         --       0.000%
15.03                                                                         --       0.000%
15.04                                                                         --       0.000%

16. State the amounts and percentages of the reporting entity's total admitted assets held in general partnership interests (included in other equity securities).

         Assets held in general partnership interests less than 2.5% of the reporting entity's total admitted assets; therefore, detail not
         required for interrogatory 16.                           Yes [X] No [ ]

                                                                          AMOUNT    PERCENTAGE
                                                                        ---------   ----------
16.01          Aggregate statement value of investments
                 held in nonaffiliated, privately placed equities       $      --     0.000%
               Largest three investments with contractual
                 sales restrictions:
16.02                                                                          --     0.000%
16.03                                                                          --     0.000%
16.04                                                                          --     0.000%

17. With respect to mortgage loans reported in schedule B, state the amounts and percentages of the reporting entity's total admitted assets held.

         Mortgage loans reported in schedule B less than 2.5% of the reporting entity's total admitted assets; therefore, detail not required for
         interrogatories 17 and 18.                               Yes [X] No [ ]

                                       42                            (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

             Statutory Schedule of Investment Risks Interrogatories

                           December 31, 2003 and 2002

         Each of the 10 largest aggregate mortgage interests. The aggregate mortgage interest represents the combined value of all mortgages secured by the same property or same group of properties:

                TYPE (RESIDENTIAL, COMMERCIAL, AGRICULTURAL)                AMOUNT       PERCENTAGE
                --------------------------------------------              ----------     ----------
17.01                                                                     $       --       0.000%
17.02                                                                             --       0.000%
17.03                                                                             --       0.000%
17.04                                                                             --       0.000%
17.05                                                                             --       0.000%
17.06                                                                             --       0.000%
17.07                                                                             --       0.000%
17.08                                                                             --       0.000%
17.09                                                                             --       0.000%
17.10                                                                             --       0.000%

18. Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

                                         RESIDENTIAL                    COMMERCIAL                    AGRICULTURAL
                                  ------------------------       -----------------------       -------------------------
              LOAN-TO-VALUE       AMOUNT        PERCENTAGE       AMOUNT       PERCENTAGE       AMOUNT         PERCENTAGE
              -------------       ------        ----------       ------       ----------       ------         ----------
18.01          Above 95%          $   --          0.000%         $  --          0.000%         $  --            0.000%
18.02          91% to 95%             --          0.000%            --          0.000%            --            0.000%
18.03          81% to 90%             --          0.000%            --          0.000%            --            0.000%
18.04          71% to 80%             --          0.000%            --          0.000%            --            0.000%
18.05          Below 70%              --          0.000%            --          0.000%            --            0.000%

                                                                    AMOUNT         PERCENTAGE
                                                                   --------        ----------
18.06       Construction loans                                     $     --          0.000%
18.07       Mortgage loans over 90 days past due                         --          0.000%
18.08       Mortgage loans in the process of foreclosure                 --          0.000%
18.09       Mortgage loans foreclosed                                    --          0.000%
18.10       Restructured mortgage loans                                  --          0.000%

                                       43                            (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

             Statutory Schedule of Investment Risks Interrogatories

                           December 31, 2003 and 2002

19. State the amounts and percentages of the reporting entity's total admitted assets held in each of the five largest investments in one parcel or group of contiguous parcels of real estate reported in Schedule A, excluding property occupied by the company.

         Assets held in each of the five largest investments in one parcel or group of contiguous parcels of real estate reported in Schedule A less than 2.5% of the reporting entity's total admitted assets; therefore,
         detail not required for interrogatory 19.                Yes [X] No [ ]

                                                                    AMOUNT          PERCENTAGE
                                                                   --------         ----------
19.01                                                              $     --           0.000%
19.02                                                                    --           0.000%
19.03                                                                    --           0.000%
19.04                                                                    --           0.000%
19.05                                                                    --           0.000%

20. State the amounts and percentages of the reporting entity's total admitted assets subject to the following types of agreements:

                                                                                 AT END OF EACH QUARTER
                                                                            ---------------------------------
                                                      AT YEAR-END           1ST QTR      2ND QTR      3RD QTR
                                                  ----------------------    -------      -------      -------
20.01          Securities lending (do not
                 include assets held as
                 collateral for such
                 transactions)                    $    --         0.000%    $  --           --           --
20.02          Repurchase agreements                   --         0.000%       --           --           --
20.03          Reverse repurchase
                 agreements                            --         0.000%       --           --           --
20.04          Dollar repurchase agreements            --         0.000%       --           --           --
20.05          Dollar reverse purchase
                 agreements                            --         0.000%       --           --           --

21. State the amounts and percentages indicated below for warrants not attached to other financial instruments, options, caps, and floors:

                                                          OWNED                              WRITTEN
                                                 -------------------------           ------------------------
                                                 AMOUNT         PERCENTAGE           AMOUNT        PERCENTAGE
                                                 ------         ----------           ------        ----------
21.01          Hedging                           $   --           0.000%             $   --          0.000%
21.02          Income preparation                    --           0.000%                 --          0.000%
21.03          Other                                 --           0.000%                 --          0.000%

                                       44                            (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

             Statutory Schedule of Investment Risks Interrogatories

                           December 31, 2003 and 2002

22. State the amounts and percentages indicated below of potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for collars, swaps, and forwards:

                                                                                 AT END OF EACH QUARTER
                                                                            ---------------------------------
                                                        AT YEAR-END         1ST QTR      2ND QTR      3RD QTR
                                                  ----------------------    -------      -------      -------
22.01          Hedging                            $    --         0.000%    $   --         --            --
22.02          Income generation                       --         0.000%        --         --            --
22.03          Replications                            --         0.000%        --         --            --
22.04          Other                                   --         0.000%        --         --            --

23. State the amounts and percentages indicated below of potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for futures contracts:

                                                                                 AT END OF EACH QUARTER
                                                                            ---------------------------------
                                                        AT YEAR-END         1ST QTR      2ND QTR      3RD QTR
                                                  ----------------------    -------      -------      -------
23.01          Hedging                            $  --           0.000%    $    --         --           --
23.02          Income generation                     --           0.000%         --         --           --
23.03          Replications                          --           0.000%         --         --           --
23.04          Other                                 --           0.000%         --         --           --

24. State the amounts and percentages of the 10 largest investments included in the Write-ins for Invested Assets category included on the summary investment schedule:

                   TYPE (RESIDENTIAL, COMMERCIAL, AGRICULTURAL)              AMOUNT       PERCENTAGE
                   --------------------------------------------              ------       ----------
24.01                                                                        $    --        0.000%
24.02                                                                             --        0.000%
24.03                                                                             --        0.000%
24.04                                                                             --        0.000%
24.05                                                                             --        0.000%
24.06                                                                             --        0.000%
24.07                                                                             --        0.000%
24.08                                                                             --        0.000%
24.09                                                                             --        0.000%
24.10                                                                             --        0.000%

See accompanying independent auditors' report.

                                       45